UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

ASTEC INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASTEC

2025 ANNUAL PROXY

BUILT TO **CONNECT**

ASPHALT • CONCRETE • INDUSTRIAL HEATING SYSTEMS • MATERIAL HANDLING • ROAD CONSTRUCTION
FORESTRY AND ENVIRONMENTAL RECYCLING • MOBILE CRUSHING AND SCREENING • ROCK BREAKER TECHNOLOGY
CRUSHING • SCREENS AND FEEDERS • WASHING AND CLASSIFYING • ASTEC DIGITAL • TRAINING • PARTS

Jaco G. van der Merwe President and Chief Executive Officer	William D. Gehl Chairman of the Board
Dear Shareholders:
On behalf of the Board of Directors of Astec Industries, Inc. (“Astec”), thank you for your investment and continued confidence in Astec. We cordially invite you to join us for the 2025 Annual Meeting of Shareholders of Astec Industries, Inc. (“Astec” or the “Company”) to be held on Friday, April 25, 2025 at 10:00 a.m. EDT virtually over the Internet at https://web.viewproxy.com/astec/2025. We will hold the 2025 Annual Meeting as a virtual meeting because we believe that it will offer expanded access to shareholders who may otherwise not attend.
At the 2025 Annual Meeting, we will be asking you to re-elect the three director nominees named in the attached proxy statement to our Board. As discussed throughout the proxy statement, our Board remains committed to strong governance practices and our Core Values of (i) Safety, (ii) Devotion, (iii) Integrity, (iv) Respect, and (v) Innovation. Under the guidance of our Board, we remain committed to investing in our employees, focusing on our customers and developing innovative solutions, and in doing so, generating long-term financial return to our shareholders. You will find detailed information in this proxy statement about the qualifications of our director nominees and why we believe they are the right people to represent your interests.
In addition to the election of directors, we are also seeking your approval of a “say-on-pay” advisory vote, ratification of the appointment of the Company’s independent registered public accounting firm for the calendar year ending December 31, 2025, and approval of the Astec Industries, Inc. 2025 Equity Incentive Plan.
It is important that your shares be represented at the annual meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. Accordingly, please exercise your right to vote by following the instructions for voting contained in the Notice Regarding the Availability of Proxy Materials, or the paper or electronic copy of our proxy materials you received for the meeting.
Sincerely,

Jaco G. van der Merwe President and Chief Executive Officer	William D. Gehl Chairman of the Board

ASTEC
NOTICE OF THE 2025
ANNUAL MEETING OF
SHAREHOLDERS
Dear Shareholders:
WHAT:	2025 Annual Meeting of Shareholders of Astec Industries, Inc.
WHEN:	Friday, April 25, 2025 at 10:00 a.m., Eastern Daylight Time (“EDT”)
WHERE:
Our meeting will be a virtual shareholder meeting, conducted via live audio webcast, a format designed to increase shareholder access to the meeting. In addition to online attendance, this format provides shareholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting. You are invited to attend the live webcast of our meeting, vote your shares and submit questions at https://web.viewproxy.com/astec/2025. To join the meeting, you will need the 16-digit control number that is printed on your Notice Regarding the Availability of Proxy Materials (“Notice”). When accessing our 2025 Annual Meeting, please allow ample time for online check-in, which will begin around 9:45 a.m., EDT, on Friday, April 25, 2025. If a bank, brokerage firm, or other nominee holds your shares, you should contact that organization for additional information.

WHY:	We are holding the 2025 Annual Meeting for the following purposes, as more fully described in our proxy statement:
1. to re-elect to our Board of Directors the three director nominees named herein to serve for three-year terms or until their successor is duly elected and qualified (Proposal No. 1);
2. to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal No. 2);
3. to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2025 (Proposal No. 3);
4. to approve the Astec Industries, Inc. 2025 Equity Incentive Plan (Proposal No. 4); and
5. to transact such other business as may be properly presented at the 2025 Annual Meeting or any adjournments or postponements thereof.
RECORD DATE:
Shareholders of record as of the close of business on February 27, 2025 (“Record Date”) are entitled to this Notice and to vote at the 2025 Annual Meeting or at any adjournment or postponement that takes place.

PROXY VOTING:
On or about March 14, 2025, we will mail to shareholders of record as of the Record Date (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice with instructions for accessing our proxy materials and voting instructions over the Internet, by telephone, or by mail. We expect that our proxy statement and other proxy materials will be available to shareholders on this same date.

Thank you for your ongoing support and we hope you can join us at our 2025 Annual Meeting.
By Order of the Board of Directors,
Terrell Gilbert
General Counsel, Chief Compliance Officer and Corporate Secretary
March 14, 2025
Please vote your proxy as soon as possible even if you expect to attend the annual meeting live. You may vote your proxy via the Internet or by phone by following the instructions on the notice of Internet availability or proxy card, or if you received a paper copy of these proxy materials by mail, you may vote by mail by completing and returning the enclosed proxy card in the enclosed reply envelope. No postage is necessary if the proxy is mailed within the United States.

1    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
PROXY STATEMENT
SUMMARY
We are providing these materials in connection with the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting,” or the “Annual Meeting”) of Astec Industries, Inc. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting as it contains important information about matters upon which you are being asked to vote.
2025 Annual Meeting of Shareholders

Date and Time	Record Date	Location
April 25, 2025 at 10:00 a.m. EDT	February 27, 2025	This year’s meeting will be a virtual Annual Meeting at https://web.viewproxy.com/astec/2025
Agenda and Voting Recommendations

Proposal	Board Recommendation
1 To re-elect to our Board of Directors the three director nominees named herein to serve for three-year terms or until their successor is duly elected and qualified.	FOR each nominee
2 To vote on a non-binding resolution to approve the compensation of the Company’s named executive officers.	FOR
3 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year 2025.	FOR
4 To approve the Astec Industries, Inc. 2025 Equity Incentive Plan.	FOR
Board of Director Nominees

The following table provides summary information about each director nominee. Each director nominee is standing for election for a three-year term or until their successor is duly elected and qualified. All director nominees are current directors.
Name	Age	Director Since	Principal Occupation	Committee
Tracey H. Cook	57	2018	SVP, Strategic HR Business Partner of Fluor Corporation	Audit Committee (Chair) Compensation Committee
Mary L. Howell	72	2019	CEO of Howell Strategy Group	Nominating and Corporate Governance Committee (Chair)
Linda I. Knoll	64	2022	Former CHRO of Fiat Chrysler Automobiles and CNH Industrial	Compensation Committee (Chair) Nominating and Corporate Governance Committee
Corporate Governance Highlights

Strong corporate leadership of the highest ethics and integrity has long been a major focus of the Company’s Board and management. All of our directors other than Mr. van der Merwe, our CEO, are independent directors under Nasdaq Rules and our Corporate Governance Guidelines. These independent directors also meet in executive session at least four times a year after each quarterly board meeting.
Additional details about our approach to corporate governance are described below in “Corporate Governance, the Board and its Committees.”

2    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Environmental and Social Responsibility Highlights

For years we have created products and acted in a way that is socially responsible. Our product development process also includes checks for energy efficiency and environmental impact in early stages of each project. Additional details about our commitment to environmental and social responsibility can be found below in “Commitment to Environmental and Social Responsibilities.”
Shareholder Engagement Highlights

The Company oversees a rigorous, deliberate and comprehensive shareholder engagement process that builds better lines of communication between investors and management. In calendar year 2024, we participated in five investor conferences and non-deal roadshows and conducted 118 one-on-one meetings with investors and research analysts.
Additional details about our shareholder engagement process and year-round engagement cycle can be found below in “Shareholder Engagement.”

3    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
PROXY STATEMENT
FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE
HELD ON APRIL 25, 2025
GENERAL INFORMATION

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Astec Industries, Inc., a Tennessee corporation, of proxies to be voted at our 2025 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting. We will hold the 2025 Annual Meeting virtually on Friday, April 25, 2025 at 10:00 a.m. (EDT). Unless the context otherwise requires, all references in this Proxy Statement to “Astec,” “Company,” “we,” “us,” and “our” refer to Astec Industries, Inc. and its subsidiaries. Our mailing address and principal executive office is 1725 Shepherd Road, Chattanooga, Tennessee 37421. Our website is https://astecindustries.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials to their shareholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide you with the information you need, while making delivery more efficient and more environmentally friendly. We have saved significant mailing and printing costs by providing proxy materials to you over the Internet in accordance with SEC rules. In accordance with these rules, on or about March 14, 2025, we expect to mail to our shareholders a Notice providing instructions on how to access our proxy materials and Annual Report for calendar year 2025 on the Internet. The Notice, which cannot itself be used to vote your shares, also provides instructions on how to vote online, by telephone or by completing and mailing a proxy card and includes instructions on how to request a paper copy of the proxy materials, if you so desire. The Notice includes a control number that must be entered at the website provided on the Notice in order to view the proxy materials. Whether you received the Notice or paper copies of our proxy materials, the Proxy Statement and Annual Report for calendar year 2024 are available to you at https://ir.astecindustries.com/overview/default.aspx.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:
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Proposal 1: The re-election of the three director nominees identified in this Proxy Statement;

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Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

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Proposal 3: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2025;

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Proposal 4: The approval of the Astec Industries, Inc. 2025 Equity Incentive Plan; and

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The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

4    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
QUESTIONS AND ANSWERS
ABOUT THE PROXY
MATERIALS AND THE
ANNUAL MEETING
What is a proxy?

The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted at the Annual Meeting in accordance with the shareholder’s specific voting instructions.
Why am I receiving these materials?

You are receiving these materials because at the close of business on February 27, 2025, you owned shares of the Company’s common stock, $0.20 par value per share (“Common Stock”).
Who is entitled to vote at the Annual Meeting?

All shareholders of record on February 27, 2025 are entitled to attend and vote at the Annual Meeting. Each share of our Common Stock is entitled to one vote on each matter presented for a vote at the Annual Meeting. As of February 27, 2025, we had 22,803,976 shares of Common Stock outstanding.
What if I receive more than one Notice of Internet Availability or proxy card?

You will receive multiple Notices or proxy cards if you hold shares in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts. Street name holders will receive the Notice or proxy card or other voting information, along with voting instructions, from their brokers. Please vote the shares represented by each Notice or proxy card you receive to ensure that all your shares are voted.
Why is the Annual Meeting online only? How do I attend the Annual Meeting?

Our Annual Meeting will be conducted via live audio webcast. Our virtual meeting format provides shareholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting. You may attend the meeting by visiting https://web.viewproxy.com/astec/2025. You will need the 16-digit control number that is printed on your Notice. As a Registered Holder, you may vote your shares at the Annual Meeting of shareholders by first registering at https://web.viewproxy.com/astec/2025preview/ and then using the Virtual Control Number that is printed on your Notice to attend the Annual Meeting. Your registration must be received by 11:59 p.m., EDT, on April 23, 2025. Please allow ample time for online check-in, which will begin around 9:45 a.m., EDT, on Friday, April 25, 2025. If a bank, brokerage firm, or other nominee holds your shares, you should contact that organization for additional information on how to attend the Annual Meeting.
How can I access the proxy materials over the Internet?

An electronic copy of the proxy materials is available at http://web.viewproxy.com/astec/2025. You can also access the materials at https://ir.astecindustries.com/overview/default.aspx.
How can I request a paper or email copy of the proxy materials?

If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge for requesting a copy. However, please submit your request on or before April 18, 2025 to facilitate timely delivery. You may request a copy by choosing one of the following methods:
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By Internet:   http://web.viewproxy.com/astec/2025

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By telephone:   1 (877) 777-2857

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By email:   Follow instructions on the Notice

5    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:
	Proposal	How may I vote?	How does the Board recommend I vote?
1.	The re-election to our Board of Directors of the three director nominees named herein to serve for three-year terms or until their successor is duly elected and qualified.
FOR the re-election of all director nominees named herein, WITHHOLD authority to vote for all such director nominees; or FOR the re-election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy.
FOR each nominee.
2.	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR
3.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2025.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR
4.	The approval of the Astec Industries, Inc. 2025 Equity Incentive Plan.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR
What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:
Proposal	Voting Requirement
1. The re-election to our Board of Directors of the three director nominees named herein to serve for three-year terms or until their successor is duly elected and qualified.
To be elected, a nominee must receive the affirmative vote of a majority of the votes present in person or by proxy and entitled to vote on this proposal, meaning that the votes cast by the shareholders “FOR” a nominee’s election must exceed the number of votes cast “WITHHELD” with respect to a nominee’s election the approval of the proposal.

2. The approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
To be approved, this non-binding vote must be approved by a majority of the votes cast on this proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2025.
To be approved, this vote must be approved by a majority of the votes cast on the proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

4. The approval of the Astec Industries, Inc. 2025 Equity Incentive Plan.
To be approved, this vote must be approved by a majority of the votes cast on this proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

6    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
What votes need to be present to hold the Annual Meeting?

A majority of the outstanding shares of Common Stock entitled to vote on any proposal at the Annual Meeting, either present or represented by proxy, constitutes a quorum for the Annual Meeting. A quorum is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of holders of Common Stock representing a majority of the number of votes entitled to be cast on a specific proposal is required to consider that proposal at the Annual Meeting. Even if a quorum is established for the Annual Meeting, it is possible that a quorum may not be established for a specific proposal presented at the Annual Meeting. You will be considered part of the quorum if you attend the Annual Meeting live, vote via a toll-free telephone number, vote via the Internet or vote by proxy. Abstentions and votes withheld from director nominees count as “shares present” at the Annual Meeting for purposes of determining a quorum for the Annual Meeting, but broker non-votes do not count as “shares present” at the Annual Meeting for purposes of determining a quorum for any proposal, including the election of directors.
How do I vote?

If you are a “shareholder of record” on the Record Date, then you may attend the Annual Meeting and submit your vote or vote by proxy over the telephone, through the Internet, or by using a proxy card that you may request. To vote your shares at the Annual Meeting, please see “How do I vote my shares during the Annual Meeting?” below. To vote your shares without attending the meeting, please see “How do I vote my shares without attending the Annual Meeting?” below or the instructions on your Notice.
If you are a “beneficial owner” on the Record Date, you have the right to instruct your bank, brokerage firm, or other nominee on how to vote the shares in your account. In order for your shares to be voted in the way you would like, you must provide voting instructions to your bank, brokerage firm, or other nominee by the deadline provided in the proxy materials you receive from such organization.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, you should submit a proxy or voting instructions before the Annual Meeting to ensure your vote is represented.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the “shareholder of record” with respect to those shares. The Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2024 and proxy card with postage-paid envelope), as applicable, will be sent to shareholders of record beginning on or about March 14, 2025.
If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The Notice or full set of proxy materials, as applicable, would have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in proxy materials or by following the instructions on the enclosed proxy card for voting online or by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.
How do I vote my shares during the Annual Meeting?

If you hold shares of our Common Stock as the shareholder of record, you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of our Common Stock in street name, you may vote the shares you beneficially own under a legal proxy from your bank, brokerage firm, or other nominee; please contact such organization for instructions on obtaining a proxy.
Please follow the instructions at https://web.viewproxy.com/astec/2025 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16-digit control number that is printed on your Notice to attend the Annual Meeting. As a Registered Holder, you may vote your shares at the Annual Meeting of shareholders by first registering at https://web.viewproxy.com/astec/2025preview and then using the Virtual Control Number that is printed on your Notice to attend the Annual Meeting. Your registration must be received by 11:59 p.m., EDT, on April 23, 2025. Please allow ample time for online check-in, which will begin at approximately 9:45 a.m., EDT, on April 25, 2025.
How do I vote my shares without attending the Annual Meeting?

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Vote by Internet by going to https://web.viewproxy.com/astec/2025 at any time up until 11:59 p.m., EDT, on April 24, 2025. Please have your Notice or proxy card in hand when you access the website and then follow the instructions.

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Vote by telephone at 1-866-402-3905 at any time up until 11:59 p.m., EDT, on April 24, 2025. Please have your Notice or proxy card in hand when you call and then follow the instructions.

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Vote by mail if you requested and received a proxy card. Please mark, sign, and date your proxy card and return it in the postage-paid envelope we provided with it, or return it to PO BOX 3672 PONTE BEACH FL 32004-9911.

7    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Can I change my mind and revoke my proxy?

Shareholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the Annual Meeting, subject to the voting deadlines described above.
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Shareholders of record: If you are a shareholder of record, you may revoke a proxy by:

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completing and returning a later dated proxy card;

◦
granting a subsequent proxy via Internet or telephone;

◦
delivering written notice to our Corporate Secretary at our principal executive office, bearing a date later than the proxy, stating the proxy is revoked; or

◦
voting your shares online at the Annual Meeting.

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Beneficial owners: If you are a beneficial owner of shares but not the shareholder of record:

◦
you may submit new voting instructions by contacting your broker, bank or other nominee; or

◦
you may vote at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote my shares during the Annual Meeting?” above.

All shares represented by valid proxies received and not revoked will be voted at the Annual Meeting in accordance with the shareholder’s specific voting instructions.
What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the online or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them, in accordance with our Board’s recommendation, as follows:
●
FOR the re-election of the three director nominees identified in this Proxy Statement;

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FOR the approval, on an advisory basis, of the compensation of our named executive officers;

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FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2025; and

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FOR the approval of the Astec Industries, Inc. 2025 Equity Incentive Plan.

How are votes counted?

In the re-election of the director nominees, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will be considered to have been voted against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will have no effect on the outcome of those other proposals.
What is the effect of broker non-votes?

Under Rule 2251 of the Nasdaq Marketplace Rules (the “Nasdaq Rules”), if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. These rules also provide, however, that when a proposal is not a “routine” matter and your broker, bank or other nominee has not received your voting instructions with respect to such proposal, your broker, bank or other nominee cannot vote your shares on that proposal. When a broker, bank or other nominee does not cast a vote for a non-routine matter, it is called a “broker non-vote.” Your broker, bank or other nominee may not vote your shares with respect to any of the proposals other than the ratification of the appointment of Deloitte & Touche LLP in the absence of your specific instructions as to how to vote with respect to these matters, because under such rules these matters are not considered “routine” matters. Broker non-votes will have no effect on the election of directors, the advisory vote on the compensation of our named executive officers or the approval of the equity incentive plan. The ratification of the appointment of Deloitte & Touche LLP is considered a routine matter and as a result there will be no broker non-votes with respect to this proposal.
Who will count the votes?

A representative of Alliance Advisors will act as the inspector of elections and count the votes.
Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the Annual Meeting. If on the date of this Form 8-K filing the inspector of elections for the Annual Meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.
Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, or a full set of the proxy materials (including the Proxy Statement, the calendar year 2024 Annual Report and proxy card with postage-paid envelope), as applicable, and any additional information furnished to shareholders. The Company has engaged third-party service providers that will assist us in distribution of the proxy materials and will provide voting and tabulation services for the Annual Meeting. We may reimburse banks, brokers, custodians and nominees for their reasonable costs of forwarding proxy materials to beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our

8    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.
What is the deadline for shareholders to propose actions for consideration at the 2026 annual meeting of shareholders?

November 14, 2025 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for our 2026 annual meeting of shareholders. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our Corporate Secretary at 1725 Shepherd Road, Chattanooga, Tennessee 37421. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.
Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2026 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Bylaws, no earlier than December 26, 2025 and no later than January 25, 2026. Shareholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our Corporate Secretary at 1725 Shepherd Road, Chattanooga, Tennessee 37421. The requirements for advance notice of shareholder proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Bylaws and other applicable requirements.
In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, to comply with the universal proxy rules, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Secretary of the Company no later than February 24, 2026.
Whom should I call if I have any questions?

If you have any questions about the Annual Meeting, please contact us by either writing to us at Astec Industries, Inc., Attn: Corporate Secretary’s Office, 1725 Shepherd Road, Chattanooga, TN 37421, by telephoning us at (404) 519-3676 or emailing us at GeneralCounsel@astecindustries.com.

9    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
COMMITMENT TO
ENVIRONMENTAL AND
SOCIAL RESPONSIBILITIES
The Company is dedicated to continuously enhancing global sustainability as we drive innovation across all aspects of our operations, from “Rock to Road.” We are committed to embedding sustainability into our overall business strategy and processes and are guided by informed decisions that enhance our corporate governance, financial stability, operational efficiency, risk mitigation, community involvement, environmental stewardship, and resource management.
Consistent with our core values of “Safety, Devotion, Integrity, Respect and Innovation,” our goal is to be recognized by our customers as the preferred supplier, by our employees as a safe and inclusive workplace, by the industry as being at the forefront of innovation, and by our stakeholders as an ethical company. Since 2020, spurred by extensive dialogue with our stakeholders and with the strong support from our Board of Directors, we have prioritized assessing our own sustainability progress and increasing the transparency of our environmental, social, and governance policies and metrics through publication of our first Corporate Sustainability Report. In addition, we appointed a Director of Environmental, Social, and Governance to formalize our long-term sustainability program and allocate the resources needed to meet our stakeholders’ growing expectations. The Company’s sustainability commitment and 2023 Corporate Sustainability Report are available under the Sustainability tab on the Investor Relations portion of our website.
Below is a summary of some of our efforts.
Sustainability Oversight and Leadership

The Company’s ESG Steering Committee is comprised of the Chief Executive Officer, Senior Vice President of Administration and Investor Relations, Group President — Infrastructure Solutions, Group President — Materials Solutions and the General Counsel, Chief Compliance Officer and Corporate Secretary.
The Board of Directors provides direct oversight of the Company’s ESG efforts as the ESG Steering Committee reports to the Nominating and Corporate Governance Committee.
In addition, the Company is working through key projects to better inform our sustainability strategy while also preparing for upcoming regulatory requirements. This includes assessing the Company’s materiality for more accurate reporting, identifying climate risk impacts and opportunities, measuring carbon emissions throughout our value chain, and third-party verification of our greenhouse gas emissions. Our operations continue to evaluate and establish goals around energy reduction, waste management, and site-specific efforts, to minimize our environmental impacts and maximize profitability wherever possible. The Company maintains strict accountability for environmental laws and regulations, requiring compliance with all applicable local, regional, and federal requirements globally.
New Product Development and Environmental Impact

For over 50 years, sustainability has been baked into our ethos, even before we had a name for it. We’re proud to have pioneered industry-changing solutions in the past and look forward to providing groundbreaking innovations for decades to come.
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First launched in 1966, our long-term asphalt storage silos boost plant production by providing a continuous and steady material supply, minimizing downtime, optimizing inventory, and streamlining material handling. Asphalt plants that stop and start more than 3x per shift can consume up to 35% more fuel. Astec’s long-term storage silos addressed these inefficiencies and revolutionized the industry by allowing extended asphalt storage and decoupling production from paving operations.

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In 1981, the Vari-Vibe® high-frequency screen transformed the industry with advanced screening technology, offering unmatched precision and capacity for higher quality materials and consistent product sizing. This innovative screen enhances operational efficiency with faster material stratification, reducing passes and optimizing throughput, resulting in lower costs and increased productivity.

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First appearing in 1987, the Shuttle Buggy® reinvented paving operations with a material transfer vehicle that eliminates segregation and temperature inconsistencies, ensuring smoother, more durable asphalt. The Shuttle Buggy enhances paving efficiency by maintaining a continuous flow of asphalt to the paver, reducing delays from stop-and-go paving and improving overall pavement quality.

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In 1989, Astec introduced the Double Barrel® asphalt plant, our proprietary combination of a drum mixer and continuous process dryer, setting new standards for asphalt production efficiency and quality. The Double Barrel is designed to maximize the use of Recycled Asphalt Pavement (RAP), with a unique mixing chamber allowing high percentages of RAP without sacrificing quality output. Some configurations are rated to produce mixes with 65% RAP at rates up to 600 tons per hour.

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The Fiberbed Mist Collector led the industry in 2005 and set new standards for air quality control in asphalt production with a highly effective method for capturing hydrocarbon emissions known as “blue smoke.” With cleaning efficiency as high as 99%, the Fiberbed effectively minimizes harmful emissions and helps plant meet stringent environmental regulations.

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In 2013, Astec equipped a burner from the workhorse WhisperJet series to operate on both diesel and an innovative

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bio-fuel derived from rapeseed. With dryer burners consuming the largest amount of energy in an asphalt plant, operating them with renewable or low-carbon fuels can significantly reduce the carbon footprint of asphalt pavements.
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The ReMix Cold Central Plant Recycling (CCPR) System was launched in 2024, uniquely allowing production of high volumes of CCPR materials (mixed with 100% RAP at up to 300 tons per hour) while utilizing existing plant infrastructure. An invaluable tool for decarbonization, the ReMix CCPR plant’s design minimizes energy requirements and conserves natural resources by recycling asphalt materials. Compared to a traditional asphalt mix, use of CCPR material can result in a carbon reduction of 55%.

Our product development process also includes checks for energy efficiency and environmental impact in early stages of each project. Astec’s commitment to lead the industry with innovative, sustainable solutions is highlighted by our product development programs focused on reducing the carbon footprint of our plants. Active projects in this program include:
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Creation of a calculator to quantify the operational carbon footprint of an asphalt plant.

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Research and development into alternative fuels for aggregate dryer burners, thermal fluid heaters, and other industrial burners and heaters. Astec’s burners can use alternative fuels such as renewable natural gas, hydrogen, and biomass-to-liquid (BTL) fuels.

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Development of technologies to continue reducing the production temperature of asphalt mixtures, including improvements to the Astec Green System and development of Cold Central Plant Recycle technologies.

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Development of instrumentation and telematics to provide better visibility into asphalt plant energy consumption, including a system for monitoring the moisture content of virgin aggregates in real-time.

In 2024, Astec was recognized by the U.S. Environmental Protection Agency’s ENERGY STAR program as a “Services and Products Provider,” which acknowledges our ability to equip our customers with energy-efficient equipment and best practices. Astec has also been a partner since 2022 in The Road Forward, an initiative by the National Asphalt Pavement Association, with a goal to produce net-zero carbon emission asphalt pavements by 2050. Additionally, our participation in the U.S. Department of Energy’s Better Plants program reflects Astec’s commitment to reducing energy consumption through technical advice, energy-efficient training, and data analysis.
We believe that these sustainability initiatives, which support our employees, customers, and communities, will better position our businesses to create long-term value for our shareholders.
Human Capital Management and Corporate Culture

Our employees around the world are each guided by our Purpose: Built to Connect, and our Vision: To build industry changing solutions that create life-changing opportunities. Every employee is also guided by our values and our code of business conduct. In everyday work, our employees embody our core values of Safety, Devotion, Integrity, Respect and Innovation. They do so by living our winning behaviors of Open and Honest Communications, Collaboration, Customer Driven Innovation and OneASTEC in all they do. We strive to be an employer of choice, attracting and retaining top talent committed to creating a diverse, equitable and inclusive workplace where individuals are respected and valued for their diverse backgrounds and experiences. Through comprehensive compensation and benefits and a focus on safety, we strive to support our employees’ overall well-being. Our sites have programs designed to upskill manufacturing employees in the areas specifically required for local production needs. In addition, we partner with national vendors specialized in skilled labor recruitment and many of our sites have relationships with local trade schools and community colleges to attract talent.
Compensation and Benefits
As we strive to be an employer of choice, we provide robust compensation and benefits. We achieve this by regularly conducting market reviews and adjusting our compensation programs as needed. In addition to salaries, we provide regional programs, that can include annual bonuses, share-based compensation awards, a 401(k) plan with employee matching opportunities, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family and parental leave, family care resources, flexible work arrangements, employee assistance programs, tuition assistance and various on-site services.
Health and Safety
Our commitment to safety is integral to our operations, and it underscores our dedication to the well-being of our employees, stakeholders and the communities in which we operate. We hold safety paramount and prioritize a culture of safety that permeates every aspect of our business. Rigorous safety protocols and comprehensive training programs are implemented across all levels of the organization to mitigate risks and promote a safe and healthy environment for our employees.
We continually invest in state-of-the-art safety technologies and regularly review and update our safety procedures to align with industry best practices and regulatory standards. Our Safety Committees, comprised of cross-functional experts, meet regularly to assess and address emerging safety challenges. This collaborative approach ensures that we are proactive in identifying potential hazards and implementing effective preventative measures. Through transparent communication, regular safety audits and the integration of feedback from employees and regulatory agencies, we strive to maintain the highest standards of safety performance. Our commitment to safety extends beyond our facilities to encompass the entire supply chain, fostering a holistic approach to risk management.

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We believe that by prioritizing safety, we not only safeguard our workforce but also contribute to the long-term sustainability and success of our business.
We believe in following a proactive approach to identify and mitigate safety issues. As such, our focus is monitoring, assessing and abating leading safety indicators through our Unsafe Work Observation Program, thus preventing accidents before they happen or reducing the impact if they do occur. Abatement of safety issues in a timely manner is incentivized through our annual incentive program, which is partially focused on this leading safety metric.
Talent Development
Talent and Diversity are key components of our OneASTEC business model. We strive to create an environment that attracts top talent and where high performance is fostered and thrives, continuous learning is engrained, diverse experience is leveraged as a competitive advantage and careers are propelled forward.
We utilize our High Performance Framework process to ensure company-wide alignment to achieve company goals and targets. This model includes values, professional development and cascaded common performance goals.
We provide all employees a wide range of professional development experiences, both formal and informal, at various stages in their careers. Specifically, we offer leadership training to all employees at the supervisor and manager level worldwide. This training focuses on building key leadership competencies including leading diverse and inclusive teams. In addition, talent development and succession planning for critical roles is a cornerstone of our talent program. Development plans are created and monitored for critical roles to ensure progress is made along the established timelines.
One of our core values — Respect- reflects the behavior we strive to include in every aspect of the way we conduct business. We recognize that our best performance comes when our teams are diverse and inclusive. These efforts touch all levels of our organization including our Board of Directors.
Overseeing Employee Ethical Standards and Adherence

As it relates to customers, investors, suppliers and partners, the Company is dedicated to conducting business with integrity and responsibility for the greater good. We promote honest and ethical conduct, compliance with applicable government regulations and accountability by all of our directors, officers and employees. When considering an acquisition or partnership, the Company embeds questions specific to human capital management within its due diligence approach. These questions are in the areas of culture, equal employment opportunity, compliance with governing bodies, ethics and employee benefits. We ask these questions in an effort to ensure that the acquisition or partnership candidate is a positive cultural fit and to minimize any risk when assessing the acquisition or partnership candidate. In addition, we undertake the following efforts in this arena:
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The Astec Global Code of Conduct and Ethics (“Code of Ethics”), available under Governance Documents on the Investor Relations portion of our website, sets forth our expectations of our employees, officers, directors and other stakeholders with respect to dealing fairly and honestly with our stakeholders: shareholders, customers, suppliers, competitors and employees. All of us are expected to behave in an ethical manner and to not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. Our CEO, CFO, and other senior financial officers, including site controllers, are expected to comply with additional standards of conduct that are listed under the section of the Code of Ethics entitled “Supplemental Standards for Chief Executive Officer and Other Senior Financial Officers.”

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Anonymous employee hotline for reporting possible violations of Code of Ethics is administered by an outside vendor. Telephone operators for this compliance hotline have been trained to receive the calls and generate a report to be sent to the Chief Compliance Officer of the Company.

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Mandatory attestation, at hire and annually, to the Code of Ethics from all employees.

Supplier Code of Conduct

Only suppliers who comply with the expectations detailed in our Core Values, Global Code of Business Conduct and Ethics, Conflict Minerals Policy, California Transparency in Supply Chain Act and contract terms and conditions will be permitted to supply materials or services to Astec. Astec verifies its supply chain through the supplier onboarding and contracting process and under our Conflict Minerals program. As part of those programs, our suppliers are expected to respect all individuals and promote the core values of dignity and honor in their operations. This includes zero tolerance for human trafficking and illegal labor practices in the supply chain. Those organizations that do not follow our rigorous standards will not be permitted to do business with us. Our Supplier Code of Conduct is available at https://www.astecindustries.com/sustainability.

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SHAREHOLDER
ENGAGEMENT
We value our shareholders’ views and insights, and are particularly proud of our frequent and active shareholder engagement in calendar year 2024. Shareholder feedback received through this engagement is an integral part of our corporate governance practices. In calendar year 2024, we participated in both in-person as well as virtual investor conferences and investor meetings. In particular, in 2024, we:
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Participated in five investor conferences and non-deal roadshows; and

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Conducted 118 one-on-one meetings with investors and research analysts.

Shareholder Engagement Process

The Company oversees a rigorous, deliberate and comprehensive shareholder engagement process that builds better lines of communication between investors and management. Over the last several years, our management team has engaged with a significant number of our largest shareholders to hear their perspectives about issues that are important to them, both generally and with regard to the Company. This has helped us build informed and productive relationships with our shareholders. This program complements the ongoing dialogue throughout the year among our shareholders and our Chief Executive Officer, Chief Financial Officer, and Senior Vice
President of Administration and Investor Relations on financial and strategic performance of the Company. In calendar year 2024, we focused on continuing to update shareholders on progress made on our strategic objectives.
We believe that this shareholder engagement process promotes transparency between the Board and our shareholders and builds informed and productive relationships.

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Shareholder Engagement Cycle

Our year-round engagement cycle with the investors is reflected below:
Please continue to share your thoughts or concerns at any time. The Board has established a process to facilitate communication by shareholders with the Board, described below.
Communications with the Board

The Board has unanimously adopted a process to facilitate written communications by shareholders to the Board. Shareholders wishing to write to the Board, our independent directors or a specified director or a committee of the Board should send correspondence to: Board of Directors, c/o Corporate Secretary, Astec Industries, Inc., 1725 Shepherd Road, Chattanooga, Tennessee 37421. The Corporate Secretary will promptly forward a copy of such communications to the members of the Board to whom the communication is directed or, if the communication is not directed to any particular member(s) or committee of the Board, to all members of the Board.

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BOARD OF
DIRECTORS
Our Board’s responsibility, on behalf of our shareholders, is to oversee the conduct of our Company’s business, provide advice and counsel to our Chief Executive Officer and senior management, protect our Company’s best interests and foster the creation of long-term value for our shareholders. Our Board currently consists of 10 directors.
Our Board has nominated Directors Cook, Howell and Knoll as Class III Directors. The three Class III directors, if elected, will each serve for a three-year term or until their successor is duly elected and qualified.
Our Board is divided into three classes with staggered three-year terms.

Name	Age	Class	Director Since	Current Term Expires	Position	Committee Membership
						AC	CC	NCGC
Gehl, William D	78	I	1999	2026	Former Chairman and CEO of Gehl Company			•
Jain, Nalin	55	I	2022	2026	Group President, Digital Intelligence, Wabtec Corporation	•		•
van der Merwe, Jaco G.	52	I	2023	2026	President and CEO of Astec Industries, Inc.
Gliebe, Mark J.	64	II	2022	2027	Former Chairman and CEO, Regal Beloit Corporation	•	•
Jackson, Jeffrey T.	59	II	2024	2027	CEO of Cabinetworks Group		•
Shannon, Patrick S.	62	II	2024	2027	Former CFO, Allegion, PLC	•
Winford, James	59	II	2023	2027	President of Prairie Contractors, LLC			•
Cook, Tracey H	57	III*	2018	2028	SVP, Strategic HR Business Partner of Fluor Corporation	Chair	•
Howell, Mary L	72	III*	2019	2028	CEO of Howell Strategy Group			Chair
Knoll, Linda I	64	III*	2022	2028	Former CHRO of Fiat Chrysler Automobiles and CNH Industrial		Chair	•
AC: Audit Committee
CC: Compensation Committee
NCGC: Nominating and Corporate Governance Committee
*
Assumes the re-election of the three Class III directors by the shareholders at the 2025 Annual Meeting.

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BOARD COMPOSITION

9 of 10 directors are independent

4 of 10 directors are female/ethnically diverse

AGE DIVERSITY

Average
Age 62 years
50%
Under 60
30%
60 to 70
20%
Over 70

BOARD TENURE

Average
Tenure 5 years
70%
less than 5 years
20%
5 to 15 years
10%
Over 15 years

* The charts above assume that the three Class III director nominees are re-elected at the 2025 Annual Meeting.
Summary of Director Qualifications and Experience Matrix

Our Board possesses a mix of diversity in terms of gender, background, age, skills, business experience, service on our Board and the boards of other organizations and viewpoints. Each director is individually qualified to make unique and substantial contributions. Collectively, our directors’ diverse viewpoints and independent-mindedness enhance the quality and effectiveness of Board deliberations and decision making. This blend of qualifications, attributes and tenure results in highly effective leadership.
The table below summarizes the skills, qualifications and attributes that are most important to us, and how the composition of our nominees for the Board meets these needs are explained in the next table.

Qualifications & Attributes
Accounting/Auditing: We operate in a complex financial and regulatory environment with disclosure requirements, detailed business processes and internal controls.
Finance: Our business involves complex financial transactions and reporting requirements. We seek to have a number of directors who qualify as audit committee financial experts (as defined by the Exchange Act), and we expect all of our directors to be financially knowledgeable. As part of this qualification, we also seek directors who have relevant risk management experience.
Government/Regulatory: As a public company and responsible corporate citizen, we expect effective oversight and transparency, and our shareholders demand it. In addition, we seek directors with experience interacting with governmental agencies because our business is directly affected by governmental actions and socioeconomic trends.
Human Resources/Compensation: Attracting and retaining motivated individuals is key to success. We progressively evaluate and enhance human capital programs and diversity and inclusion initiatives. Our compensation programs are equitable and in line with shareholder interests.
Industry Experience: Experience in the industrial goods industry provides a relevant understanding of our business, strategy and marketplace dynamics. As such, we seek to have directors with experience as executives or directors or in other leadership positions in the industries in which we participate.
International: With global operations in several countries and prospects for further expansion, international experience helps us understand opportunities and challenges.

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Qualifications & Attributes
Manufacturing/Operational Excellence: Our core competencies include the design, engineering and fabrication of heavy equipment. We employ best practices to maximize operational efficiencies.
Mergers & Acquisitions: Mergers and acquisitions provide the opportunity to grow domestically and internationally.
Public Company Executive Experience: Experience in leading a large, widely-held organization provides practical insights on need for transparency, accountability and integrity, driven by practical understanding of organizations, processes, strategy and risk management, and know-how to drive change and growth.
Strategy: As a publicly-traded business, strategic planning and development are the foundation of achieving success.
Technology: We embrace technology to deliver products and services to the market, manage stakeholder data and enhance the customer experience. As such, we seek directors with backgrounds in technology because our success depends on developing and investing in new technologies and access to new ideas.
Qualifications & Attributes	Cook	Gehl	Gliebe	Howell	Jackson	Jain	Knoll	Shannon	van der Merwe	Winford
Accounting/Auditing	•	•		•	•			•		•
Finance	•	•	•	•	•	•		•	•	•
Government/Regulatory			•	•		•	•
Human Resources/Compensation	•		•		•	•	•		•
Industry Experience	•	•	•	•	•	•	•	•	•	•
International	•	•	•	•	•	•	•	•	•
Manufacturing/Operational Excellence		•	•		•	•	•		•	•
Mergers & Acquisitions	•		•	•	•	•	•	•	•	•
Public Company Executive Experience	•	•	•	•	•	•	•	•	•
Strategy	•	•	•	•	•	•	•	•	•	•
Technology			•			•			•	•
Board Evaluations, Diversity and Refreshment

We routinely assess the composition of the Board and aim to strike a balance between the knowledge and understanding of the business that comes from longer-term service on the Board and the fresh ideas and perspective that can come from adding new members. Therefore, the Board seeks to have a mix of long-, mid- and short-tenured directors to ensure a balance of views and insights. To this end, the Board has added two new independent directors in 2024.
We are also committed to providing transparency about our Board and committee evaluation process. The chair of the Nominating and Corporate Governance Committee leads the Board’s self-evaluation process. Each director is asked to complete a comprehensive questionnaire evaluating the performance of the Board as a whole and the committees on which the director serves. The questions also address the director’s own performance, and the performance of each of the director’s peers on the Board. The directors’ responses are aggregated and can be anonymized to encourage the directors to respond candidly and to maintain the confidentiality of their responses, if they so choose. The chair summarizes the directors’ responses about the performance of the Board as a whole and the committees and shares her findings with the Board. The annual evaluation process provides the Board with valuable insight regarding areas where the Board believes it functions effectively and, more importantly, areas where the Board believes it can improve. For example, input generated by Board members in recent years has focused, among other things, on the composition of our Board, which has encouraged and informed our recent Board refreshment efforts.
Since 2018, we have added nine highly qualified independent directors, including three women and one ethnically and racially diverse director, to the Board. In addition, the Board has a mandatory retirement age of seventy-five (75) years of age. However, a director elected to the Board prior to age seventy-five (75) may continue to serve on the Board for such director’s remaining term, but shall not be re-nominated for election at the end of such Director’s term, unless waived by the Board.

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Nominees for Election of Class III Directors

The Board has nominated the following directors for re-election as Class III directors for three-year terms expiring at the Annual Meeting of Shareholders in 2028:
Tracey H. Cook
Age: 57

Tracey H. Cook is a Senior Vice President of Fluor Corporation leading strategic talent planning across all Business Segments. Prior to this role in Human Resources, she served as the President of AMECO since 2014. Fluor is a Fortune 500 engineering and construction company and AMECO offerings included construction equipment, tools, and scaffolding solutions.
Ms. Cook joined Fluor Corporation in 1989 and, beginning in 2001, served as AMECO’s Chief Financial Officer, VP of Regional Operations for North America/Caribbean and Chief Operations Officer for the business globally before becoming its President in 2014. Ms. Cook led the divestitures of AMECO’s global businesses completing the last remaining region in 2023 while also supporting M&A for Fluor Corporation.
Prior to 2001, she worked in finance on multiple projects with various industry groups in addition to new business and e-commerce initiatives for Fluor. She then transferred to AMECO where she was instrumental in divesting the five North American commercial equipment dealerships in 2001.
She has a B.S. in Accounting from the University of South Carolina and has completed several executive management and leadership programs including Wharton and Thunderbird. Ms. Cook has been a director of the Company since 2018.
Ms. Cook brings over 30 years of experience in optimizing operations, finance, strategy, divestitures and acquisitions, and international business in the engineering, construction, and equipment industries. As a leader at a Fortune 500 engineering and construction company, Ms. Cook is uniquely qualified to provide relevant expertise that is very valuable to the Company as it executes its strategy. Ms. Cook serves as one of the financial experts and is the chair of the Company’s Audit Committee and serves on the Compensation Committee.

Mary L. Howell
Age: 72

Mary L. Howell serves as Chairman of the board of directors of V2X, an industry-leading facilities management, logistics and network communications services company. Previously, Ms. Howell worked at Textron Inc. from 1980 to 2009, including as an Executive Vice President from 1995 to 2009. She also served on the Textron Management Committee, which was composed of Textron’s top five executives responsible for the management of the company, for over 15 years. Ms. Howell served as Lead Director of the Board of Directors of Esterline Corporation, an aerospace and defense company until 2018. She previously served on the Board of FM Global from 1996 to 2011 and served on its Audit and Compensation Committees. In 2008, Ms. Howell received the Charles Ruch Semper Fidelis Award and in 2010 became an Honorary Marine for her long-standing commitment to the U.S. Marine Corps and her leadership in various programs that have supported the Marine Corps mission. She graduated from the University of Massachusetts at Amherst with a Bachelor of Science Degree. Ms. Howell has been a director of the Company since 2019, and currently serves as the Chair of the Nominating and Corporate Governance Committee.
Ms. Howell has extensive experience in global operations, marketing, sales, business development and merger and acquisition transactions that strengthen the Board’s oversight of the Company’s strategic plans and enterprise risk. Ms. Howell also has significant board experience that has given her insight to sophisticated risk management practices that contributes to the Board’s oversight of the Company’s complex global operations.

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Linda I. Knoll
Age: 64

Linda I. Knoll was a long-serving senior executive for both Fiat Chrysler Automobiles (FCA) and CNH Industrial (CNHi), a global manufacturer of agriculture and construction equipment. She joined CNHi in 1994 — after spending more than a decade in supply chain and program management positions at General Dynamics — and in 1999, became VP and General Manager of its global Crop Production business. From 2003-2007, Ms. Knoll led manufacturing restructuring/merger integration in North America as VP of Industrial Operations, and then directed the advancement of agricultural industrial operations and product development around the world (as EVP of WW Manufacturing and EVP, WW Product Development). She was named CHRO in late 2007. For 15 of her 25 years with CNHi, Ms. Knoll was a member of the Group Executive Council — the senior leadership committee responsible for management of the company. She also served on the equivalent leadership team of FCA for 10 years as CHRO.
Ms. Knoll has served as a director of Schneider Electric SE since 2014. She currently chairs the Human Capital & Renumeration Committee and is a member of the Governance and Sustainability Committee. In 2022, she was appointed to the board of Iveco Group N.V. where she serves on its Human Capital and Compensation Committee as chair and is a member of the ESG Committee. She graduated from Central Michigan University with a Bachelor of Science Degree. Ms. Knoll has been a director of the Company since 2022.
Ms. Knoll’s depth of public company leadership experience, her expertise in managing complex manufacturing operations, knowledge of operations of multi-billion-dollar global enterprises, and mergers and acquisitions (including integration) are especially valuable to the Board and the management team.

Continuing Directors Not Standing For Re-Election

The following Class I directors’ terms will continue until the 2026 Annual Meeting of Shareholders:
William D. Gehl
Age: 78

William D. Gehl who currently serves as the Chairman of the Board of Astec Industries, also previously served as a member of the Board and Chief Executive Officer of Gehl Company, a company engaged in the manufacturing of compact construction equipment, from 1987 and 1992, respectively, until his retirement in 2009. Mr. Gehl also served as Chairman of the Board of Gehl Company from 1996 until his retirement. Since June 2011, Mr. Gehl has been an owner and Chairman of IBD of Southeastern Wisconsin, an exclusive distributor of Interstate Batteries in southeastern Wisconsin. Mr. Gehl also serves as Chairman of the Board and a Director of FreightCar America, a public company engaged in the manufacturing of railroad freight cars. Mr. Gehl graduated from University of Notre Dame with a B.A. in economics, from the University of Wisconsin Law School with a J.D. and from the University of Pennsylvania Wharton Graduate School of Business with an MBA (Finance). Mr. Gehl is a member of the state bars of Wisconsin and Florida. Mr. Gehl has been a Director of the Company since 1999.
Mr. Gehl, having served as the CEO of a publicly owned construction equipment manufacturing company for 17 years, brings a broad range of experiences in both strategic planning and management. Mr. Gehl’s manufacturing, marketing and financing knowledge is very valuable to the Company.

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Nalin Jain
Age: 55

Mr. Jain currently serves as President, Digital Intelligence at Wabtec Corporation, a role he has held since 2020. Wabtec Corporation is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Prior to his current role, Mr. Jain served as Group President of Wabtec’s Global Equipment business, leading Wabtec’s comprehensive global locomotive, mining, marine, stationery and drill portfolios. Mr. Jain also led GE Transportation’s international business activities in key markets like APAC, China, Australia, Europe and Africa. He was responsible for expanding the business footprint and global capabilities across these regions. He previously served as CEO for GE Aviation and GE Transportation in South Asia. Prior to GE, he was Director of Global Partnerships with Bombardier Inc. He began his career with the French engineered materials company Saint-Gobain occupying several roles of increasing responsibility. Mr. Jain has a bachelor’s degree in Engineering from National Institute of Technology in Surat, India and an MBA from the Indian School of Business, Hyderabad, India.
Mr. Jain brings over 30 years of global executive leadership experience, including international operations, product management, and commercial expertise, in industrial manufacturing, aerospace and infrastructure sectors. He has a proven track record of transforming businesses, while delivering top-and bottom-line growth.

Jaco G. van der Merwe
Age: 52

Jaco van der Merwe has served as our President & CEO since January 2023. Prior to that, Mr. van der Merwe was the Group President for the Infrastructure Solutions group (since January 2019) after having previously served as Group President — Energy since August 2016. From 1998 until 2016, he held various leadership positions at Epiroc (formerly part of Atlas Copco) including, among others, Vice President Marketing for the Deephole Drilling group (2013 to 2016) and President/General Manager for the Mining and Rock Excavation Customer Center (2010 to 2013). Mr. van der Merwe’s career with Atlas Copco began as a Quality Manager in 1998 and then transitioned to operational and manufacturing excellence for the next 12 years. Prior to joining Atlas Copco, he held various positions at Denel Aviation.
Mr. van der Merwe is a naturalized U.S. citizen, originally from South Africa where he completed his Metallurgical Engineering studies at Tshwane University of Technology and a Master of Business Administration from the University of Pretoria.
Mr. van der Merwe brings nearly 25 years of experience in quality, sales, marketing, international business, global manufacturing operations, and mergers and acquisitions (including integration). Mr. van der Merwe has a passion for people, customer service and innovation. With this background, proven leadership, and through understanding of our business, Mr. van der Merwe is uniquely qualified to drive us on our Road to Financial Success and Built to Connect journey.

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The following Class II directors’ terms will continue until the 2027 Annual Meeting of Shareholders:
Mark J. Gliebe
Age: 64

Mr. Gliebe is a seasoned, former public-company Chairman and CEO with deep experience in the global manufacturing operations of industrial companies with highly engineered products. Until his retirement in 2019, he served as Chairman and CEO of Regal Beloit Corporation, now Regal Rexnord (NYSE: RRX), a global manufacturer of electrical motors and controls, power generation products and power transmission components. During his eight years as the CEO of Regal Beloit, Mr. Gliebe drove operational excellence from the factory floor up by aligning incentives with performance and accountability. Prior to Mr. Gliebe’s role as CEO, he had served as President and Chief Operating Officer of Regal Beloit from 2005 to 2011. Prior to joining Regal Beloit, he worked at General Electric for 22 years holding various positions of increased responsibility. He has prior public and private governance experience. He was formerly on the board of Spring Window Fashions, an over $1 billion portfolio company of AEA Investors, as well as the boards of Joy Global, Inc. and the National Electrical Manufacturing Association. Mr. Gliebe received his BS in Computer Science degree from Bowling Green State University and his MBA from Cleveland State University.
Mr. Gliebe’s depth of public company leadership experience, including his operating expertise and knowledge of complex, multi-billion-dollar global manufacturing operations, prior public company chief executive officer experience, mergers and acquisitions (including integration), and investment banking and capital markets expertise, and corporate governance knowledge provides significant value to the Board and management of the Company.

Jeffrey T. Jackson
Age: 59

Mr. Jackson is the Chief Executive Officer of Cabinetworks Group, the country’s largest privately-owned cabinet manufacturer. Prior to joining Cabinetworks Group, Mr. Jackson was the President and Chief Executive Officer of PGT Innovations Inc. (NYSE: PGTI), a manufacturer and supplier of windows, doors and garage doors with annual revenues in excess of $1.5 billion. He was with PGT from 2005 to 2024 and held the roles of CFO, Chief Operating Officer and Treasurer. Prior to PGT, Mr. Jackson held various roles at food and beverage companies, including Hershey (NYSE: HSY) and Coca-Cola (NYSE: KO). Prior to that, he was an Audit Manager with KPMG LLP.
Mr. Jackson is a visionary leader with an impressive track record of driving sales and bottom line results. He is a proven business executive with extensive experience leading operations and financial strategy, developing organizational capability, and improving business performance. His broad background in publicly traded companies demonstrates his seasoned ability at leading large organizations and successfully driving shareholder value. Mr. Jackson currently serves as a Director of PGT and Smith Douglas Homes Corp. (NYSE: SDHC).

Patrick S. Shannon
Age: 62

Mr. Shannon served as CFO of Allegion plc (NYSE: ALLE), a leading global provider of security products and solutions with annual revenues in excess of $3 billion, following its spinoff from Ingersoll Rand (NYSE: IR) in 2013 until his retirement in 2022. Prior to his role as CFO at Allegion, Mr. Shannon spent 11 years in various finance roles at Ingersoll Rand. He also previously served as CFO of AGCO Corporation (NYSE: AGCO), a global manufacturer of agricultural equipment, for two years after several years of progressive roles in accounting, controls, and international finance. Prior to AGCO, Mr. Shannon was a Senior Auditor for Arthur Andersen LLC.
Mr. Shannon is a two-time public company CFO with deep manufacturing experience. He has extensive experience in M&A transactions, capital markets, strategic planning and operational execution. Over the course of his career, he has led finance transformative initiatives resulting in improved digital tools, data analytics, talent development and employee engagement. Mr. Shannon has earned a reputation as an operational finance leader who thinks strategically about business growth.

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James Winford
Age: 59

Dr. Winford joined the Astec Industries, Inc. Board of Directors in July 2023. He currently serves as the President of Prairie Contractors, LLC, a privately-held asphalt producer and highway contractor located in Louisiana. The company specializes in the production and construction of hot-mix asphalt pavements and operates fixed base asphalt plants and aggregate distribution facilities in south central and southwestern Louisiana. Dr. Winford has a Master of Science degree in Civil Engineering and Master of Business Administration degree, both from Tulane University. He has a Ph.D. in Civil Engineering with a concentration in Materials and Pavements, from Auburn University. Dr. Winford serves on the National Asphalt Pavement Association and National Center for Asphalt Technology boards and is past chairperson of each.
Dr. Winford brings valuable, direct industry experience to the Board having worked in the asphalt industry for over thirty years and having served as the chairperson of multiple industry groups in the asphalt industry.

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CORPORATE GOVERNANCE,
THE BOARD AND ITS
COMMITTEES
Principles of Corporate Governance

Strong corporate leadership of the highest ethics and integrity has long been a major focus of the Company’s Board and management. As a result, we are committed to strong corporate governance practices. Highlights of our corporate governance practices include the following:
●
Currently, an independent director serves as the Chair of the Board. The Board has the responsibility to fill the positions of Chair of the Board and Chief Executive Officer as it deems best for the Company and its shareholders from time to time. The Chair of the Board has been designated to preside at the Board meetings and executive sessions so long as he or she is an independent director. In the Chair’s absence, the Board would designate another independent director to preside at these meetings.

●
All of the Company’s directors, other than Mr. van der Merwe, are independent, and all members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

●
The independent directors meet in executive session without management present in connection with each quarterly Board meeting.

●
Directors reaching the age of 75 may continue to serve for their remaining term, but will retire, and not be re-nominated, at the end of their remaining term, unless waived by the Board.

●
If a director experiences a material change in his or her principal professional responsibility, including retirement from any such principal professional responsibility, such director should notify the Chair of the Board of the change and offer his or her resignation for consideration by the Board, which the Board may choose not to accept.

●
Directors are provided with orientation and continuing education opportunities on an ongoing basis relating to performance of their duties as directors.

●
The purpose, composition, structure, responsibilities and duties of each of the standing Board committees are set forth in written charters approved from time to time by the Board.

●
The Board and each of the Board committees have authority to engage outside advisers, including an independent compensation consultant and outside legal counsel, who are independent of management to provide expert or legal advice to the directors.

●
The Nominating and Corporate Governance Committee from time to time reviews the governance structures and procedures of the Company and suggests improvements thereto to the full Board, which, if adopted by the full Board, are then incorporated into our Corporate Governance Guidelines. We updated our Corporate Governance Guidelines in February 2024.
●
Each director must receive a majority of the shareholder votes present, in person or by proxy, at the Annual Meeting.

●
We do not have a “poison pill” plan in place.

●
Our Insider Trading Policy prohibits our directors, officers and employees from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company Common Stock.

●
Our non-employee directors, Chief Executive Officer and other senior officers are subject to stock ownership guidelines to further align their interests with those of our stockholders.

Independent Directors

The Company’s Common Stock is traded in the Nasdaq National Market under the symbol “ASTE.” Nasdaq requires that a majority of the directors be “independent directors,” as defined in the Rule 5605(a)(2) of the Nasdaq Rules. Generally, a director does not qualify as an independent director if the director (or in some cases, members of the director’s immediate family) has, or in the past three years has had, certain material relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board has affirmatively determined that all of the current directors (and director nominees), except Mr. van der Merwe, the Company’s CEO, qualify as independent directors under Nasdaq Rules and our Corporate Governance Guidelines based on an analysis of all facts specific to each director.
Board Leadership Structure and Risk Oversight

William D. Gehl currently serves as Chairman of the Board and as such presides over and sets the agenda for meetings of the Board. We believe the Board’s current leadership structure facilitates the Board’s oversight of the Company’s risk management. The Company’s Board of Directors will periodically review its leadership structure to ensure that it remains the optimal structure for the Company and its shareholders.
The full Board has primary responsibility for evaluating strategic and operational risk management, and succession planning. Management informs the Board of the operational and financial risks the Company is facing, and the Board reviews the steps that management is taking to address and mitigate such risks. The Audit Committee maintains responsibility for overseeing our major financial and accounting risk exposures and the steps management has taken

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to monitor and control these exposures, including policies and procedures for assessing and managing risk, as well as oversight of compliance related to legal and regulatory exposure and cybersecurity. The Compensation Committee evaluates risks arising from our compensation policies and practices, as more fully described below. The Audit Committee and Compensation Committee provide reports to the full Board regarding these and other matters.
Board’s Role in Succession Planning

As reflected in our Corporate Governance Guidelines, the Board is responsible for planning for effective succession of the CEO and senior management, and the Board expects management to have an ongoing program for effective senior leadership development and succession. It is our practice to have the CEO review annually with the full Board the abilities of the key senior managers and their likely successors. Additionally, the Board oversees ongoing plans for management development and retention, as well as executive succession, including CEO succession.
Board Meetings and Attendance

The Company’s expectation is that all directors attend all meetings of the Board of Directors and committees on which they serve and the Annual Meeting of shareholders. During calendar year 2024, the Board of Directors held six meetings in person or telephonically, and the Board’s committees held the meetings described below. During calendar year 2024, each incumbent director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during their term as a director and (2) the total number of meetings held by all committees of the Board on which the director served. All of the Company’s directors who were serving in such capacity at such time and not retiring at the meeting were in attendance at the Company’s 2024 Annual Meeting of shareholders. The independent directors meet in executive sessions at least four times a year after each quarterly board meeting.
Board Committees

The Company’s Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Certain information regarding the Board’s committees is set forth below. A copy of the current charter for each committee can be found on the Company’s website at www.astecindustries.com/esg/governance-documents.
Audit Committee
The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, annually reviews and recommends to the Board the firm to be engaged as the independent registered public accounting firm for the next year, reviews with the independent registered public accounting firm the plan and results of the auditing engagement, reviews the scope and results of the Company’s procedures for internal auditing and inquires as to the adequacy of the Company’s internal controls over financial reporting. The Audit Committee currently consists of Directors Cook (Chair),
Gliebe, Jain, and Shannon. Ms. Cook, Mr. Gliebe and Mr. Shannon have been designated by the Board as Audit Committee financial experts. The Audit Committee held nine meetings in calendar year 2024. All members of the Audit Committee are independent (as independence is defined in the Nasdaq Rules). The Board of Directors has adopted a written charter for the Audit Committee.
Compensation Committee
The Compensation Committee is authorized to evaluate, determine and approve the compensation of our executive officers, including our named executive officers with the exception of our CEO (whose compensation is recommended by the Compensation Committee to the Board of Directors for approval). Our Compensation Committee is also authorized to consider and recommend to the full Board the compensation of our CEO, review and approve the executive compensation plans and policies of the Company, and administer the Company’s stock incentive plans. The Compensation Committee is also responsible for reviewing and recommending to the Board of Directors for approval any changes to the compensation program for non-employee directors.
The Compensation Committee currently consists of Directors Knoll (Chair), Cook, Gliebe, and Jackson. The Compensation Committee held four meetings in calendar year 2024. All members of the Compensation Committee are independent (as independence is defined in the Nasdaq Rules). The Board of Directors has adopted a written charter for the Compensation Committee. Pursuant to its charter, the Compensation Committee may form and delegate any of its responsibilities to one or more subcommittees comprised of one or more members of the Committee.
The Company’s Chief Executive Officer typically attends Compensation Committee meetings but is not present for the executive sessions or for any discussion of the CEO’s own compensation. The Company’s Chief Executive Officer has historically given the Compensation Committee a performance assessment and compensation recommendation for each of the other named executive officers. Those recommendations are then considered by the Compensation Committee when approving executive officer compensation. The Compensation Committee’s primary processes and procedures for establishing and overseeing executive compensation can be found in the Compensation Discussion and Analysis section of this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
During calendar year 2024, none of the members of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, during calendar year 2024, none of our executive officers served on the board of directors or the compensation committee (or equivalent) of the board of directors of another entity whose executive officer(s) served on our Board of Directors or our Compensation Committee. None of the members of the Compensation Committee was an officer or employee of the Company during calendar year 2024 or at any time in the past.

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Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee interviews, evaluates, nominates and recommends individuals for membership on the Company’s Board and committees thereof and is responsible for establishing and periodically reviewing and revising the Company’s corporate governance policies and principles. The Nominating and Corporate Governance Committee currently consists of Directors Howell (Chair), Gehl, Jain, Knoll and Winford. The Nominating and Corporate Governance Committee held three meetings in calendar year 2024 and has approved the Director nominations submitted in this Proxy Statement. All members of the Nominating and Corporate Governance Committee are independent (as independence is defined in the Nasdaq Rules). The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors.
Director Nomination Process

The Nominating and Corporate Governance Committee will consider written recommendations from shareholders for Company nominees to the Board. A shareholder who wishes to recommend a director candidate may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Corporate Secretary, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. All recommendations received by the Corporate Secretary will be presented to the Nominating and Corporate Governance Committee for its consideration. The Nominating and Corporate Governance Committee will consider those candidates who meet the criteria described below, and the Nominating and Corporate Governance Committee will recommend to the Board nominees who best suit the Board’s needs.
In order for a shareholder to make a nomination (rather than a recommendation) of a director candidate for election at an upcoming annual meeting of shareholders, such shareholder’s nomination must comply with the requirements set forth in the Company’s advance notice Bylaws provision. See the heading “Shareholder Proposals” below for additional information.
The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of qualifications, including but not limited to, independence, character and integrity, diversity, financial literacy, education and business experience, sufficient time to devote to the Board, and a commitment to represent the long-term interests of the Company’s shareholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates a candidate that is recommended for nomination for membership on the Company’s Board by a shareholder.
The Nominating and Corporate Governance Committee identifies potential Company nominees for director through a variety of business contacts, including current executive officers, directors, community leaders and shareholders. The Committee may also, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees for director.
The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications. If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by members of the Nominating and Corporate Governance Committee and often other directors, including our Chief Executive Officer. Members of the Board also have an opportunity to interview qualified candidates. As described above, the Committee will also consider candidates recommended by shareholders. The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Company nominate a candidate for approval by the shareholders to fill a directorship. With respect to an incumbent director whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Committee reviews and considers the incumbent director’s service to the Company during their term, including the number of meetings attended, level of participation, and overall contribution to the Company in addition to such person’s biographical information and qualifications. The Nominating and Corporate Governance Committee gives strong consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors.
In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of candidates that facilitate the Company’s compliance with the rules of the SEC and Nasdaq.
The Board is nominating Tracey Cook, Mary Howell and Linda Knoll for election as Class III directors at the Annual Meeting, each of whom is currently a director. The Nominating and Corporate Governance Committee recommended each of the three nominees to the Board.
Insider Trading Policy

The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of our securities which applies to all of our personnel, including directors, officers and employees and other covered persons, that is reasonably designed to promote compliance with insider trading laws, rules, and regulations. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. A copy of the Insider Trading Policy is filed as an exhibit to our 2024 Annual Report on Form 10-K.
Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors, officers and employees are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company Common Stock, such as such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.

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Related Party Transactions

The Company recognizes that transactions between the Company and any of its related persons (as such term is defined in Item 404(a) of Regulation S-K of the Exchange Act) can present potential or actual conflicts of interest or create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter, it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a written policy with respect to related person transactions which requires either the Company’s Audit Committee or the Company’s
Compensation Committee to review and, if appropriate, to approve or ratify any such transactions. Pursuant to the Company’s Audit Committee Charter, any transaction in which the Company is or will be a participant and the amount involved exceeds $120,000, and in which any of the Company’s related persons had, has or will have a direct or indirect material interest, must be reviewed, and if appropriate, approved or ratified by the Audit Committee.
Dr. Winford, a member of our board of directors, is an executive officer and owner of one of our customers, Prairie Contractors, LLC. Sales to Prairie Contractors in 2024 were approximately $499,746, which made up less than 0.1% of our net sales in 2024. Such sales were ratified by the Audit Committee pursuant to the Company’s related party transactions policy.

Director Compensation

The following table sets forth the cash and other compensation the Company paid to its non-employee directors for their services during 2024.
Name(1)	Fees Earned Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
James B. Baker(4)	47,500	0	47,500
Tracey H. Cook	102,500	125,000	227,500
William D. Gehl	163,125	125,000	288,125
Mark J. Gliebe	92,500	125,000	217,500
Mary L. Howell	95,625	125,000	220,625
Jeffrey T. Jackson(5)	58,125	125,000	183,125
Nalin Jain	92,500	125,000	217,500
Linda I. Knoll	91,875	125,000	216,875
Patrick S. Shannon(5)	58,750	125,000	183,750
James Winford	80,625	125,000	205,625
William B. Southern(6)	30,000	0	30,000

(1)
Mr. van der Merwe served as a director of the Company during the entire calendar year 2024 but is not included in this section because he received no compensation for serving as a director.

(2)
Reflects annual retainers and supplemental annual retainers earned under the Company’s non-employee directors compensation plan and paid in cash, as described below.

(3)
Reflects the grant date fair value of restricted stock units granted as payment of each director’s annual stock award. The fair value of restricted stock units was determined by reference to the closing market price of the underlying shares on the day prior to grant date and in accordance with FASB ASC Topic 718.

(4)
Mr. Baker retired as director of the Company effective as of April 7, 2024.

(5)
Mr. Shannon and Mr. Jackson were elected to serve as a director of the Company effective as of January 18, 2024.

(6)
Mr. Southern retired as director of the Company effective as of January 18, 2024.

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The following table shows the aggregate number of unvested restricted stock units and deferred stock awards held by each non-employee director serving as of December 31, 2024:
Director	Restricted Stock Units	Deferred Stock Awards
Tracey H. Cook	2,976
William D. Gehl	2,976	18,811
Mark J. Gliebe	2,976
Mary L. Howell	2,976
Jeffrey T. Jackson	2,976
Nalin Jain	2,976
Linda I. Knoll	2,976
Patrick S. Shannon	2,976
James Winford	2,976
Material Terms of Non-Employee Directors Compensation Plan

Our director compensation program provides for both cash and equity compensation for our non-employee directors.
Annual Retainers. All non-employee directors receive an annual board retainer fee of $75,000, paid quarterly in arrears, which they individually elect to receive in the form of cash, stock or deferred stock.
Supplemental Annual Retainers. Any non-employee director who serves as the Board’s non-Executive Chairman or Lead Director or serves on any Board committee receive a supplemental annual retainer as follows:
Service Description	Amount
Non-Executive Chairman	$90,000
Lead Director (if appointed)	$20,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$15,000
Audit Committee Non-Chair Member	$10,000
Compensation Committee Non-Chair Member	$7,500
Nominating and Corporate Governance Committee Non-Chair Member	$7,500
Non-employee directors may elect to defer the receipt of Common Stock received as payment of the annual retainer or upon conversion of restricted stock units issued as their annual stock award until the earlier of (i) his or her termination of service as a director, or (ii) another designated date at least three years after the date of such deferral election. If any dividends or other rights or distributions of any kind are distributed to shareholders prior to the non-employee director’s receipt of his or her deferred shares, an amount equal to the cash value of such distribution is credited to a deferred dividend account for the non-employee director. The deferred dividend account provides the non-employee director with the right to receive additional shares of Common Stock having a fair market value as of the date of the dividend distribution equal to the cash value of the distributions.
Annual Stock Award. Each non-employee director receives a grant of restricted stock units equal in value to $125,000 on the day following each year’s annual shareholder meeting. The restricted stock units vest and convert to shares of Company Common Stock on the day prior to the next Annual Meeting of shareholders, unless the director makes an election to defer the receipt of the shares. The value of the annual stock award was increased from $110,000 to $125,000 in May 2024 after review by the Committee’s independent consultant and in reference to the peer median.

Director Stock Ownership Guidelines

We require our non-employee directors to hold shares of common stock of the Company having a value of at least five times the regular annual retainer paid to non-employee directors. Until a non-employee director has satisfied the stock ownership guidelines, such director is required to retain seventy five percent (75%) of the “net shares” of common stock received through the non-employee director compensation program. Furthermore, once a non-employee director has satisfied the stock ownership guidelines, any future sales of stock by such director shall be permitted only to the extent that such director shall continue to meet the guidelines immediately following such sale. Directors Gehl, Cook and Howell had met their target ownership level as of January 1, 2025, and all other non-employee directors, each of whom was appointed in 2022 or after, were in compliance with the guidelines by having retained 75% or more of their “net shares” received.

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PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in three successive years. The terms of directors of Class III expire at this Annual Meeting. The directors of Class I and Class II will continue in office until the 2026 and 2027 Annual Meetings of shareholders, respectively. There are three directors serving in Class I, four directors serving in Class II and three directors serving in Class III (assuming the election of each of the three director nominees). The shareholders are being asked to vote for the re-election of the three director nominees identified below to serve as Class III directors.

Name	Class
Tracey H. Cook	III
Mary L. Howell	III
Linda I. Knoll	III
The relevant experiences, qualifications, attributes and skills of each nominee that led the Board to recommend them as a nominee for director are described in the section entitled “Board of Directors — Nominees for Election of Class III Directors” above.
The persons appointed as proxies will vote the shares represented by the proxy appointment in favor of the election to the Board of Directors of each of Directors Cook, Howell and Knoll, unless the authority to vote for any or all of the nominees is withheld or such appointment has previously been revoked. Each Class III director will be elected to hold office until the 2028 Annual Meeting of shareholders and thereafter until a successor has been duly elected and qualified. In the event that any nominee is unable to serve (which is not anticipated), the persons appointed as proxies will cast votes for the remaining nominees and for such other persons as they may select.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

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EXECUTIVE OFFICERS
The executive officers of the Company and their ages are as follows:
Name	Age	Position(s)
Jaco G. van der Merwe	52	President and Chief Executive Officer
Brian J. Harris	68	Chief Financial Officer
Michael P. Norris	56	Group President — Material Solutions
Barend Snyman	52	Group President — Infrastructure Solutions
E. Terrell Gilbert, Jr.	53	General Counsel, Chief Compliance Officer and Corporate Secretary
Jaco G. van der Merwe
Age: 52

Jaco van der Merwe has served as our President & CEO since January 2023. Prior to that, Mr. van der Merwe was a Group President (since January 2019) after having previously served as Group President — Energy since August 2016. From 1998 until 2016, he held various leadership positions at Epiroc (formerly part of Atlas Copco) including, among others, Vice President Marketing for the Deephole Drilling group (2013 to 2016) and President/General Manager for the Mining and Rock Excavation Customer Center (2010 to 2013). Mr. van der Merwe’s career with Atlas Copco began as a Quality Manager in 1998. Prior to joining Atlas Copco, he held various positions at Denel Aviation. Mr. van der Merwe is a naturalized U.S. citizen, originally from South Africa where he completed his Metallurgical Engineering studies at Tshwane University of Technology and a Master of Business Administration from the University of Pretoria.

Brian J. Harris
Age: 68

Brian Harris has served as our Chief Financial Officer since October 2024. Mr. Harris previously served as Executive Vice President and Chief Financial Officer of Summit Materials, Inc. (NYSE: SUM) (“Summit”), a leading producer of aggregates and cement, from October 2013 to February 2023. Prior to his role at Summit, Mr. Harris served as Executive Vice President and Chief Financial Officer of Bausch + Lomb Corporation (NYSE: BLCO), an eye health products company, from 2009 to 2013. Prior to joining Bausch + Lomb, Mr. Harris held positions in various capacities at the Gates Corporation (NYSE: GTES) from 1996 to 2009. Mr. Harris earned his Bachelor of Accounting degree from Glasgow University. He is also a Scottish Chartered Accountant.

Michael P. Norris
Age: 56

Michael Norris was named Group President of Materials Solutions in November 2023. Previously, he served as Senior Vice President of International & Aftermarket Sales beginning January 2021. Mr. Norris joined the Company in January of 2018 and previously served as Vice President of International from October 2019. Prior to that, Mr. Norris served as VP of Global Aftermarket for Filtec Ltd. for two years. Prior to joining Filtec Ltd., Mr. Norris worked in the Mining and Construction industry for 18 years in various leadership roles in Sandvik Mining & Construction and Boart Longyear.
Mr. Norris has a Bachelor of Science in Mechanical Engineering from Auburn University and a Master of Business Administration from Kennesaw State University. Mr. Norris is also active in the community as a board member on a non-for-profit organization, the Bethlehem Center, based in Chattanooga, Tennessee.

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Barend Snyman
Age: 52

Ben Snyman joined Astec Industries in July 2023 as Group President — Infrastructure. With over 25 years of experience in the capital equipment mining industry, Ben began his career as an automations engineer in South Africa in underground coal mining. He moved to the United States in 2010 with Komatsu Mining where he held various senior leadership and executive roles in product management, service and supply chain. He most recently served as a strategy executive at Cleaver-Brooks supporting 18 different industries. He holds a degree in Engineering from the University of Pretoria.

E. Terrell Gilbert, Jr.
Age: 53

Terrell Gilbert joined Astec Industries as its General Counsel, Chief Compliance Officer and Corporate Secretary in March 2024. Previously, he served as Deputy General Counsel of Mohawk Industries, Inc. from 2019 to 2024 and as Assistant General Counsel of Beazer Homes USA, Inc. from 2016 to 2019. Prior to that, Mr. Gilbert was a partner in a law firm based in Atlanta, Georgia. Mr. Gilbert has a Bachelor of Arts in Education from Auburn University and a law degree and Master of Business Administration from Georgia State University.

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SENIOR OFFICERS
Certain other senior officers of the Company and their ages are as follows:
Name	Age	Position(s)
Stephen C. Anderson	61	Senior Vice President, Administration and Investor Relations
Aletheia D. Silcott	42	Chief Human Resources Officer
Stephen C. Anderson
Age: 61

Steve Anderson has served as Senior Vice President of Administration and Investor Relations since 2011 and 2003, respectively. He was Secretary of the Company from January 2007 to December 2020 and [Month] 2023 to March 2024, and Compliance Officer from 2012 to 2020. He has been a Director of Astec Insurance Company since 2007 and served as President from 2012 to 2020. He was Vice President of Astec Financial Services, Inc. from 1999 to 2002. Prior to his employment with the Company, Mr. Anderson spent a combined 14 years in commercial banking with SunTrust and AmSouth banks. Mr. Anderson earned a Master of Business Administration and Bachelor of Science in Management from the University of Tennessee at Chattanooga and is a graduate of the Stonier Graduate School of Banking.

Aletheia D. Silcott
Age: 42

Aletheia Silcott is Astec’s Chief Human Resources Officer and has led the Company’s Human Resource department since February 2023. Prior to that she served as Vice President, Human Resources and Vice President of Finance at Astec Industries. Prior to her employment with the Company, Ms. Silcott was employed with Ernst & Young LLP, where she served as Organizational Effectiveness and Change Management Consultant from 2016 to 2020. Prior to Ernst and Young LLP, Ms. Silcott held a variety of roles with increasing responsibility at AGCO Corporation (NYSE: AGCO) and was the Senior Manager Global Human Resources and Change Management from 2013 to 2015, Chief of Staff to the CEO from 2011 to 2013, and Commercial Controller Europe, Africa and the Middle East from 2010 to 2012 based out of Switzerland. Ms. Silcott earned her Master of Business Administration with a concentration in International Business from Georgia State University and a Bachelor of Science in Finance from Ithaca College.

32    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
COMPENSATION DISCUSSION AND ANALYSIS
Overview

In the paragraphs that follow, we will give an overview and analysis of our compensation programs and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. This section includes, among other things, an explanation of the overall objectives of our compensation program, what it is designed to reward, and each element of the compensation that we provide. Later in this proxy statement under the heading “Executive Compensation,” you will find a series of tables containing specific information about the compensation earned or paid in calendar year 2024 to the following individuals, who we refer to as our named executive officers:
●
Jaco G. van der Merwe, President and Chief Executive Officer (“CEO”);

●
Brian J. Harris, Chief Financial Officer (“CFO”), who joined the Company as CFO effective October 7, 2024;

●
Michael P. Norris, Group President — Materials Solutions;

●
Barend Snyman, Group President — Infrastructure Solutions;

●
E. Terrell Gilbert, Jr., General Counsel, Chief Compliance Officer and Corporate Secretary, who joined the Company effective March 25, 2024;

●
Becky A. Weyenberg, former CFO, who resigned as CFO effective March 2, 2024 and whose employment with the Company terminated effective April 30, 2024; and

●
Heinrich Jonker, former interim CFO, who served in such capacity from March 2, 2024 to October 6, 2024.

The discussion below is intended to help you understand the detailed information provided in the various tables included herein, and to put that information into context within our overall compensation program.
Objectives of Our Compensation Program

Our objectives with respect to the Company’s executive compensation program are to:
●
attract and retain qualified personnel who are critical to the Company’s long-term success and the creation of shareholder value;

●
create a strong link between executive officer compensation and the Company’s annual and long-term financial and stock price performance; and

●
encourage the achievement of Company performance goals by utilizing a performance-based incentive structure that is a combination of annual cash awards and stock grants.

In order to be effective, we believe our executive compensation program should effectively link Company performance with executive compensation, thereby aligning the interests of our executives with those of our shareholders. We seek to provide target total direct compensation that is competitive within the marketplace and believe that a large portion of each executive’s total compensation opportunity should be performance-based and in the form of annual cash incentives and long-term equity awards.

33    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
What we do:	What we don’t do:
Engage an independent compensation consultant who reports directly to the Compensation Committee	Provide significant perquisites
Maintain a high percentage of executive pay as “at risk” compensation	Provide guaranteed bonuses or long-term incentive awards
Align targets for performance-based compensation to shareholder interests	Permit engaging in short-term, hedging or speculative transactions involving Company’s Common Stock
Maintain meaningful share ownership requirements for executive officers and directors	Provide single-trigger change in control features
Manage and assess risk in compensation programs annually	Provide gross-up payments to cover personal income taxes or excise tax for payments made in connection with a change of control
Mitigate undue risk by having a clawback policy with respect to performance-based and time-based compensation
Annually seek shareholder feedback on our executive compensation
How We Determine and Assess Executive Compensation

Our Compensation Committee of the Board of Directors, composed entirely of independent directors, reviews, determines and approves the base salaries, annual cash incentives, long-term incentives and other compensation of our executive officers, including our named executive officers, with the exception of our CEO. The Compensation Committee performs the same review process regarding the compensation of our CEO but recommends any changes to the CEO’s compensation to the full Board for final approval (the CEO does not participate in any deliberations regarding his own compensation). Our Compensation Committee is also responsible for making recommendations to the Board with respect to the Company’s executive compensation policies and the adoption of stock and benefit plans.
Our Compensation Committee’s policy is to set senior executive pay at sufficiently competitive levels to attract, retain, and motivate highly talented individuals to contribute to our goals, objectives, and overall financial success. Compensation decisions for named executive officers are reviewed and approved by the Compensation Committee based on the financial performance of the Company and a subjective assessment of a number of factors, which fall into three general categories:
●
Company performance factors, including financial and operational performance of our businesses. Generally, annual cash incentives are based on achievement of performance goals relating to adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), working capital turnover (WCT) and a strategy execution goal related to the successful achievement of our enterprise resource planning implementation project milestones. Performance-based long-term incentive compensation is earned based on achievement of performance goals relating to absolute adjusted return on invested capital (Adjusted ROIC) and relative total shareholder return (TSR), in each case over a three-year performance period.

●
Individual performance factors, including leadership, staff development, contribution to the Company’s growth, scope of responsibilities and experience and an assessment of such officer’s future performance potential.

●
Competitive market practices, including information provided by the Committee’s independent consultant, as described below.

Independent Compensation Consultant and Peer Group
The Compensation Committee regularly retains and seeks input from its independent compensation consultant in its decision-making process. Since May 2020, the Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. FW Cook reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to retain or dismiss the consultant, and to obtain its advice at the Company’s expense. During calendar year 2024, the Compensation Committee worked with FW Cook to: review considerations and market practices related to short-term incentive plans and long-term equity incentive program design; review the Company’s executive compensation benchmarking peer group; collect comparative compensation levels for each of our executive officer positions, which included assessment of our executive officers’ base salaries, short-term annual incentive targets and long-term equity compensation levels; review our aggregate equity grant practices; review the Company’s non-employee director compensation program; conduct a compensation risk assessment; review various considerations related to the determination of CEO target compensation levels; review severance and change in control provisions for the executive team and review other executive compensation trends and regulatory

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developments. The market context and other information provided by FW Cook are among many factors that the Compensation Committee considers when making its decisions. FW Cook also assisted in the preparation of the Company’s public filings with regard to executive compensation.
With FW Cook’s assistance, the Compensation Committee reviewed and analyzed competitive market data as background information in connection with setting calendar year 2024 compensation levels and to obtain a general understanding of current compensation practices. Data sources included industry-specific and size-adjusted published survey data. In addition, the Compensation Committee compared compensation opportunities for our CEO and CFO with pay opportunities available in comparable positions at similar companies (our “Peer Group”). Our Peer Group, which did not change from 2023, that was used as a general reference point in setting 2024 target compensation for our executive officers consisted of the following 20 comparably-sized companies from the industrial manufacturing industry (at the time the Peer Group was approved, the Company’s trailing 12-month revenue approximated the median and its 12-month average market cap was between the 25th percentile and median):
Alamo Group Inc.	Hyster-Yale Materials
Altra Industrial Motion Corporation	John Bean Technologies
Chart Industries	Lindsay Corporation
CIRCOR International Inc.	Manitowoc Co.
Columbus McKinnon Corporation	Mueller Water Products
Commercial Vehicle Group	SPX Corporation
Enerpac Tool Group (f/k/a Actuant Corporation)	Standex International
Enpro Industries, Inc.	The Shyft Group, Inc.
Federal Signal Corporation	The Barnes Group
Greenbrier Companies, Inc.	Wabash National Corporation
The Compensation Committee assessed the independence of FW Cook pursuant to SEC and Nasdaq Rules. In doing so, the Committee considered each of the factors set forth by the SEC and Nasdaq with respect to a compensation consultant’s independence. The Committee also considered the nature and amount of work performed by FW Cook and the fees paid for those services in relation to the firm’s total revenues. FW Cook did not perform any separate additional services for management. On the basis of its consideration of the foregoing and other relevant factors, the Compensation Committee concluded that FW Cook was independent and that there were no conflicts of interest.
The independent consultant will continue to periodically advise the Compensation Committee as to trends in executive compensation and also provide specialized studies or expert advice as requested with respect to executive compensation issues, in each case in order to assist the Compensation Committee and work on its behalf on matters related to the Compensation Committee’s purposes and responsibilities as set forth in the Compensation Committee charter, which is available through the Investor Relations section of our website at www.astecindustries.com. FW Cook will meet with the Compensation Committee and attend regular Compensation Committee meetings in person or by telephone as requested.
Consideration of Last Year’s Advisory Shareholder Vote on Executive Compensation

At the Annual Meeting of Shareholders on April 25, 2024, over 98% of the shares voted were cast to approve the compensation of the Company’s named executive officers, as discussed and disclosed in the 2024 Proxy Statement. The Board and the Compensation Committee appreciate and value the views of our shareholders. The results of this advisory vote on executive compensation show that the compensation paid to our named executive officers and the Company’s overall pay practices were supported by a vast majority of the shares voted. No specific changes were made in the compensation paid to our executive officers due to the results of this advisory vote.
Currently, our policy is to have an advisory vote on executive compensation every year. This is based on the results of the shareholder vote at the Annual Meeting of Shareholders on April 25, 2023. A vote to recommend the frequency of advisory shareholder votes on the compensation of executive officers is required every six years, and the next vote to recommend the frequency of such votes in the future will occur at the 2029 Annual Meeting.

35    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Elements of Our Compensation Program

In calendar year 2024, the principal elements of our executive compensation program, and the purposes for each element, were as follows:
Component	Objectives	Key Features
Base Salary	Recognizes market pay information, as well as individual experience, performance and level of responsibility	Reasonable level of fixed compensation designed to attract and retain talent
Annual Cash Incentive	Motivates and establishes a strong link between pay and performance during the year	Variable, at risk compensation directly tied to the achievement of financial and strategic annual goals
Long-term Equity Incentive	Aligns management compensation with creating long-term shareholder value and retains talent through multi-year vesting; Facilitates stock ownership by employees	Time-based restricted stock units (RSUs) and performance-based restricted stock units (PSUs) that vest based on continued employment and satisfaction of performance goals
In addition to the above described key components, the Company’s executive officer compensation program also includes certain limited perquisites and executive benefits, including contributions to the Company’s Supplemental Executive Retirement Plan (“SERP”) (the SERP is closed to new participants), a non-qualified deferred compensation plan (“Deferred Compensation Plan”) that allows participants to defer a portion of their base salary and/or annual bonus, as well as other benefits that are generally available to all employees of the Company, including medical and 401(k) plans.
Base Salary
Base salary is the fixed component of our named executive officers’ target total direct compensation. The Compensation Committee reviews base salaries on an annual basis and increases for named executive officers, when given, historically have been intended to reflect changes in market-based compensation for similarly-situated executives in our industry, with further increases approved by the Compensation Committee based on a subjective assessment of a number of factors as discussed above. Base salary changes for the CEO are approved by the Company’s full Board.
In determining base salaries for the non-CEO named executive officers each year, the Compensation Committee considers evaluations and recommendations provided by the Company’s CEO regarding whether adjustments to base compensation of the other named executive officers are warranted (each of whom report directly to the CEO), its own observations, and market data provided by the Committee’s independent consultant. In recommending changes to the CEO’s base salary to the full Board for approval, the Compensation Committee considers its own observations and assessments with respect to individual performance, feedback from the full Board, the CEO’s leadership of the Company and market data provided by its consultant.

After considering these factors, and discussing proposed salaries for the other named executive officers with the CEO, the Compensation Committee approved annual salaries for the named executive officers (with the indicated percentage increases), effective April 1, 2024 (or as of a later date in 2024, as indicated):
Executive Officer	Base Salary as of 12/31/23	Percentage Change	Base Salary as of 12/31/24(1)
Mr. van der Merwe	$725,000	10.3%	$800,000
Ms. Weyenberg(5)	$492,800	—	—
Mr. Jonker(2)	$250,000	10.0%	$275,000
Mr. Norris	$415,000	2.9%	$427,000
Mr. Snyman	$436,000	3.0%	$449,000
Mr. Harris(3)	—	—	$550,000
Mr. Gilbert(4)	—	—	$400,000

(1)
The base salary increases for the named executive officers were generally made to bring their compensation in line with similarly situated executives in our industry and with comparable levels of revenue responsibility, based in part on FW Cook’s compensation study and market analysis completed in Fall 2023.

(2)
Mr. Jonker was placed in the interim CFO role in the Company on March 2, 2024, and his base salary for his service in this role was set at $375,000; his base salary was subsequently decreased to $275,000 in connection with reverting to his previous role effective October 7, 2024.

(3)
Mr. Harris joined the Company on October 7, 2024, and his base salary was set at $550,000.

(4)
Mr. Gilbert joined the Company on March 25, 2024, and his base salary was set at $400,000.

(5)
Ms. Weyenberg’s employment with the Company terminated on April 30, 2024 and she did not receive an increase to her base salary for 2024.

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Changes to the base salaries for the other named executive officers were in line with market conditions.
Annual Cash Incentive Compensation
We provide annual cash incentive opportunities to motivate and reward the named executive officers for achievement of financial results and key business objectives. For calendar year 2024, the Compensation Committee continued with our annual incentive plan (AIP) in a manner largely consistent with the AIP that was in place for calendar year 2023. The primary components of the program are discussed below.
A target bonus opportunity is set for each named executive officer as a percentage of base salary, with the percentage varying depending on their position, based on a review of competitive market practices and internal equity considerations. For 2024, the AIP target amounts for the named executive officers were as follows:
Executive Officer	Target 2023 Incentive (% of Base Salary)	Target 2024 Incentive (% of Base Salary)	Target 2024 Incentive ($)
Mr. van der Merwe	100%	100%	$800,000
Ms. Weyenberg(1)	70%	70%	$344,960
Mr. Jonker(2)	40%	40%	$131,800
Mr. Norris	60%	60%	$256,200
Mr. Snyman	60%	60%	$269,400
Mr. Harris(3)	—	70%	$385,000
Mr. Gilbert(4)	—	50%	$200,000

(1)
Ms. Weyenberg’s employment with the Company terminated on April 30, 2024 and her award was forfeited upon her termination.

(2)
The dollar value of Mr. Jonker’s target 2024 incentive shown above is pro-rated based on his roles and respective salaries in the 2024 year. His target percentage did not change when he was appointed to interim CFO.

(3)
Mr. Harris joined the Company on October 7, 2024, and his AIP target was prorated to reflect the portion of the year he was employed by the Company.

(4)
Mr. Gilbert joined the Company on March 25, 2024, and his AIP target was prorated to reflect the portion of the year he was employed by the Company.

In order to earn any annual incentive pay for the Adjusted EBITDA metric, a plan trigger goal must be achieved. For calendar year 2024, the plan trigger goal was achieving at least 65% of a target Adjusted EBITDA goal, or $89.7 million. Assuming the plan trigger goal was achieved, actual incentive amounts that could be earned by the named executive officers for 2024 ranged from 50% (for performance at threshold levels) to a maximum of 200% (for performance above target levels) of their respective target bonus amounts, based on the level of achievement of performance goals relating to three key metrics: Adjusted EBITDA (weighted 50%), Working Capital Turnover (weighted 25%), and a non-financial metric related to the successful achievement of our enterprise resource planning implementation project milestones (weighted 25%). If the trigger goal was not achieved, then Adjusted EBITDA would not payout. Liner interpolation would be used for results falling between performance levels. Performance goals for the CEO, CFO, Group Presidents and other corporate officers relate 100% to total Company performance. We retained Adjusted EBITDA (defined below) as an AIP performance metric for calendar year 2024 because we continue to believe that it is an efficient short-term measure of operating performance, profitability and cash flow. We also retained Working Capital Turnover (defined below) as an AIP performance metric for calendar year 2024 because it is an important indicator of how efficiently we use our working capital to support our sales, which we believe is critical to our success. We included the non-financial metric — Strategy Execution — related to the successful on-time achievement of project milestones associated with our enterprise resource planning implementation project because this is a strategic initiative that is critical to the Company’s transformation.
Company Performance Goals and 2024 Results
	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Actual 2024 Results	Unweighted Actual Payout as a % of Target
Adjusted EBITDA(1)	50%	$110.4M	$138M	$165.6M	$111.8M	52%
Working Capital Turnover(2)	25%	3.2	4.0	4.8	3.6	77%
Strategy Execution(3)	25%	50%	100%	200%	50%	50%
Weighted Overall Payout % (% of Target)		50%	100%	200%		58.1%

(1)
Adjusted EBITDA is a non-GAAP financial measure that is defined as net income before interest, income taxes, depreciation and amortization each excluding the effect of acquisitions completed during the year, further adjusted for gains or losses outside the normal scope of our ordinary activities including but not limited to transformation program costs, restructuring and other related charges, asset impairments, gains or losses on the sale of assets,

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transaction costs representing acquisition and integration related costs and other items of income expense, gain or loss, that, in the case of each of the foregoing are identified in the publicly filed reports.
(2)
Working capital turnover ratio is a formula that calculates how efficiently the company utilizes working capital to support sales and growth. Working capital is current assets minus current liabilities. The working capital turnover ratio is calculated as follows: annual net sales divided by the average amount of working capital during the same year.

(3)
Strategy Execution is a non-financial metric related to the successful on-time achievement of project milestones associated with our enterprise resource planning implementation project because this is a strategic initiative that is critical to the Company’s transformation.

Based on achievement on the performance goals in calendar year 2024, the Compensation Committee approved the following 2024 AIP bonus payments for the named executive officers: Mr. van der Merwe, $464,848; Mr. Harris, $52,673; Mr. Norris, $148,876; Mr. Snyman, $156,537; Mr. Gilbert, $89,724 and Mr. Jonker $76,584. As noted above, Ms. Weyenberg’s employment with the Company terminated prior to the end of calendar year 2024, and as a result, she did not earn an AIP incentive payment.
Long-Term Incentive Compensation
Grants of equity-based compensation are designed to create a strong and direct link between executive officer pay and shareholder return and to enable executive officers to develop and maintain a long-term position in the Company’s common stock. For calendar year 2024, the Committee approved equity awards to key employees, including the named executive officers, consisting of time-based restricted stock units (RSUs) and performance-based restricted stock units (PSUs). RSUs comprise 50% of the 2024 annual Long-Term Incentive (“LTI”) grant value, and will vest in equal installments on the first three anniversaries of the grant date, subject to the participant’s continued employment with the Company. PSUs comprise the remaining 50% of the annual LTI grant value awarded in 2024 and can be earned in amounts between 0% and 200% of the target number of shares granted. The PSUs granted in 2024 have a single, three-year performance period and will vest and be earned on the third anniversary of the grant date. The amount of PSUs earned will be based on the level of achievement of performance goals relating to two metrics:
●
Adjusted ROIC is based on a three-year average that accounts for 50% of the total PSU award value. Adjusted ROIC has historically been strongly correlated to shareholder value creation and supports a disciplined approach to capital management. Adjusted ROIC is a non-GAAP financial measure that is defined as income or loss from operations less income taxes and further adjusted for gains or losses outside the normal scope of our ordinary activities including but not limited to transformation program costs, restructuring and other related charges, asset impairments, gains or losses on the sale of assets, transaction costs representing acquisition and integration related costs and other items of income expense, gain or loss, after tax and divided by average invested capital. Linear interpolation applies between these performance levels.

●
Total shareholder return (TSR) relative to a custom comparator accounts for the remaining 50% PSU award value. This metric has been used as a performance measure for PSU awards since 2016 and measures our stock price performance relative to a custom TSR comparator group. PSUs may be earned between 0% and 200% of the target number of shares granted based on our TSR relative to our TSR peer group, as follows: 200% of the target award is earned if our TSR is at or above the comparator group 75th percentile; 100% of the target award is earned if our TSR is at the comparator group 50th percentile; 50% of the target award is earned if our TSR is at the comparator group 25th percentile; and 0% of the target award is earned if our TSR is below the 25th percentile. Linear interpolation applies between these performance levels.

The Committee approved awards of RSUs and PSUs for each named executive officer with the intended target grant values and the number of RSUs and PSUs granted to each named executive officer being as follows:
	Time-Based RSUs		PSUs — Adjusted ROIC		PSUs — TSR
	Targeted Award Value ($)	Awards Granted	Targeted Award Value ($)	Awards Granted (at target)	Targeted Award Value ($)	Awards Granted (at target)
Mr. van der Merwe	1,075,000	30,523	537,500	15,261	537,500	15,261
Ms. Weyenberg	343,000	9,739	171,500	4,870	171,500	4,869
Mr. Jonker	65,900	2,320	131,800	355	263,600	355
Mr. Norris	200,000	5,679	100,000	2,840	100,000	2,839
Mr. Snyman	260,000	7,383	130,000	3,691	130,000	3,691
Mr. Harris	400,000	4,145	200,000	2,073	200,000	2,072
Mr. Gilbert	180,000	4,747	90,000	2,374	90,000	2,373
Deferred Compensation Plan
The Deferred Compensation Plan is a nonqualified deferred compensation plan that the Company adopted effective January 1, 2021, to provide select employees, including its executive officers, with an opportunity to voluntarily defer the receipt of a portion of their base salary and/or annual cash incentive awards. The Compensation Committee believes that providing opportunities to defer taxable income is an important part of an attractive rewards program necessary to recruit and retain qualified executive officers.
Perquisites and other Executive Benefits
Executive officers are eligible for certain perquisites and additional benefits that are not available to all employees (but are available to many management level employees), such as our SERP (the SERP is

38    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
closed to new participants). The SERP provides additional benefits to individuals whose retirement benefits are affected by the limit on the maximum amount of compensation under the Company’s 401(k) plan and provides additional benefits on annual profit-sharing distributions not recognized under the 401(k) plan. Additional details regarding perquisites and other benefits provided to our named executive officers are disclosed in the Summary Compensation Table and described in the accompanying narrative.
We believe the perquisites and additional benefits provided to our named executive officers are reasonable in light of industry practices and competitive with the perquisites provided to executive officers within our peer group. We review the perquisites provided to our executive officers on an annual basis to ensure that we are providing benefits that align with our overall compensation goal of providing competitive compensation to our executive officers that maximizes the interests of our shareholders.
Executive Officer Severance Arrangements

Prior to and during 2024, Mr. van der Merwe was a party to a severance agreement with the Company (the “van der Merwe Severance Agreement”), and each of the named executive officers participated in the Company’s former Executive Change in Control Severance Plan (the “Former CIC Severance Plan”). On December 18, 2024, the Company adopted the Executive and Key Employee Severance Plan (the “Severance Plan”) to replace the van der Merwe Severance Agreement and the Former CIC Severance Plan, effective as of January 1, 2025.
The Former CIC Severance Plan provided for the payment of severance compensation and benefits in the event a participant’s employment was terminated without cause or for good reason within 24 months of a change in control. The Severance Plan maintains similar change in control severance protections as were provided in the Former CIC Severance Plans, but also provides severance compensation and benefits in the event of an involuntary termination that does not occur within 24 months of a change in control, although in lesser amounts.
The Compensation Committee believes that severance arrangements provide important protection and financial security to executives from events outside their control and are an important recruitment and retention tool that are necessary in the competitive marketplace for talented executives. Furthermore, the Compensation Committee believes that it is appropriate to provide enhanced benefits in the event of a termination in connection with a change in control in order to encourage the Company’s executive officers to continue to work in the best interests of the Company and its shareholders in a potential change of control situation, and to evaluate any possible transaction with the maximum degree of independence and objectivity by removing the fear of job loss and other distractions that may result from potential, rumored or actual changes of control of the Company. The change in control benefits under both the Former CIC Plan and the Severance Plan are “double-trigger” benefits, meaning that no compensation will be paid to participants solely upon the occurrence of a change of control so as to not create an unintended incentive. We believe that this structure is appropriate for employees whose jobs are in fact terminated in such a transaction, without providing a windfall to those who continue employment following the transaction. Please see “Potential Payments Upon Termination or Change of Control” section below for descriptions of these severance arrangements.
Other Factors Affecting Compensation

Accounting Considerations
The Company considers the accounting implications of all aspects of its executive compensation program. As a result of the provisions of FASB ASC Topic 718, we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on our selection of forms of equity compensation. In addition, accounting treatment is just one of many factors impacting plan design and pay determinations. Our executive compensation program is designed to achieve the most favorable accounting and tax treatment possible as long as doing so does not conflict with intended plan design or program objectives.

Additional Executive Compensation Policies

Stock Ownership Guidelines
The Company requires Company executives to accumulate and hold shares of common stock of the Company having a value of at least the following:
CEO	5x annual base salary
Executive Officers	3x annual base salary
Other Senior Officers	1.5x to 2x annual base salary
In order to meet this stock ownership requirement, an executive officer may count (i) shares owned directly, (ii) shares owned indirectly (e.g., by a spouse or a trust) and (iii) restricted stock, restricted stock units and deferred shares, but excluding any unvested restricted stock units that vest based on achievement of performance goals (such as PSUs).
Until the Executive has satisfied the above stock ownership guidelines, such Executive is required to retain fifty percent (50%) of the “net shares” of common stock received from the compensation program. Furthermore, once an executive has satisfied the stock ownership guidelines, any future sales of stock by such executive shall be permitted only to the extent that such executive shall continue to meet the guidelines immediately following such sale.

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Clawback Policy
Effective October 2, 2023, the Company adopted a new Compensation Recoupment Policy (the “Clawback Policy”) intended to comply with Section 10D-1 of the Exchange Act and the related Nasdaq listing standards. Under the Clawback Policy, in the event of a restatement of the Company’s financial statements due to non-compliance with financial reporting requirements under the securities laws, the Company will seek to recover from current and former executive officers of the Company any incentive-based compensation they received that would have been less had it been calculated based on the restated financial statements. Under the Clawback Policy, the Company may also seek to recover, in the discretion of the Committee, (i) service-based equity awards and (ii) incentive-based or service-based compensation in the event that any executive officer engages in misconduct (as defined in the Clawback Policy and determined by the Committee.

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EXECUTIVE
COMPENSATION
Summary Compensation Table
This table provides information regarding compensation paid to or earned by our 2024 named executive officers for each of the years ended December 31, 2024, 2023 and 2022 in which they were also named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)	Total ($)
Jaco G. van der Merwe, Chief Executive Officer	2024	779,838	—	2,187,089	464,848	232,313	3,664,088
	2023	720,548	—	1,329,805	1,120,170	147,404	3,317,927
	2022	400,000	—	465,763	268,500	77,802	1,212,065
Brian Harris(2) Chief Financial Officer	2024	116,346	—	316,137	52,673	34,703	519,859
Rebecca A. Weyenberg(3), Former Chief Financial Officer	2024	174,444	—	697,847	—	129,434	1,001,725
	2023	481,753	—	675,151	532,985	127,869	1,817,758
	2022	448,000	—	607,500	266,560	78,096	1,400,156
Michael P. Norris, Group President	2024	423,819	—	406,928	148,867	102,749	1,082,363
	2023	364,879	—	359,057	289,993	91,532	1,105,461
Barend Snyman, Group President	2024 2023	445,510 212,852	178,500(4)	528,992 511,183	156,537 196,995	18,103 19,006	1,149,142 1,118,536
Heinrich Jonker Former Interim Chief Financial Officer	2024	328,393	60,021(5)	59,875	76,584	8,957	533,830
Terrell Gilbert(1) General Counsel, Chief Compliance Officer and Corporate Secretary	2024	300,000	—	332,954	89,724	40,993	763,671

(1)
Mr. Gilbert joined the Company effective March 25, 2024.

(2)
Mr. Harris joined the Company effective October 7, 2024

(3)
Ms. Weyenberg’s employment with the Company terminated as of April 30, 2024. Ms. Weyenberg’s salary amount for 2024 includes payout of accrued paid time off.

(4)
Reflects sign-on bonus paid to Mr. Snyman in connection with him joining the Company effective July 3, 2023, of which $127,500 was paid in respect of compensation forfeited from his former employer.

(5)
Reflects spot bonus paid to Mr. Jonker in connection with his interim role in the Company ending October 7, 2024.

(6)
Amounts reflect the grant date fair value of RSUs granted in the reported year, determined in accordance with Financial Accounting Standards Board ASC Topic 718 Stock Compensation (“FASB ASC Topic 718”). The grant date fair value of the time-based RSUs is based on the closing market price of the Company’s common stock on the day prior to the grant date multiplied by the number of RSUs granted. The grant date fair value of the performance-based RSUs with an Adjusted ROIC performance metric is based on the closing price of the Company’s common stock on the day prior to the grant date. Grant date fair value for the performance-based RSUs with a TSR performance condition are determined using a Monte-Carlo simulation model. Assuming the performance-based conditions relating to the performance-based RSUs were achieved at the highest levels for (rather than at expected or target levels), the aggregate grant date fair value of awards reflected in this column for 2024 would be higher by the following amounts: Mr. van der Merwe, $537,492; Ms. Weyenberg, $171,521; Mr. Norris, $100,025; Mr. Snyman, $129,997; Mr. Jonker, $12,503; Mr. Harris, $77,281; and Mr. Gilbert, $83,114. For more information regarding annual RSU grants pursuant to our long-term incentive program, see the Compensation Discussion and Analysis section of this proxy statement.

(7)
Reflects annual incentive award earned based on achievement of pre-established performance goals, as more fully described in the Compensation Discussion and Analysis section of this proxy statement.

41    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
(8)
Amounts included in this column for 2024 include the following:.

	Van der Merwe	Weyenberg	Norris	Snyman	Jonker	Harris	Gilbert
Employer contribution to 401(k) plan	$13,800	$13,800	$13,800	$11,704	$8,624	$3,385	$7,692
Employer contribution to SERP	$190,001	$73,870	$71,381	$—	$—	$—	$—
Relocation Costs	$—					$30,000	$11,560
Automobile	$27,237	$9,277	$15,673	$5,308	$—	$—	$21,035
Group Term Life	$1,275	$1,213	$1,894	$1,091	$333	$1,319	$706
Termination Payment for Unused PTO	$—	$31,274	$—	$—	$—	$—	$—
TOTAL	$232,313	$129,434	$102,749	$18,103	$8,957	$34,703	$40,993

42    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Grants of Plan-Based Awards for Calendar Year 2024
The following table sets forth individual grants of awards made to each named executive officer during calendar year 2024.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(6) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. van der Merwe		400,000	800,000	1,600,000
	2/26/24							30,523(4)	1,075,020
	2/26/24				7,631	15,261(2)	30,522		537,492
	2/26/24				7,631	15,261(3)	30,522		574,577
Ms. Weyenberg		172,480	344,960	689,920
	2/26/24							9,739(4)	343,008
	2/26/24				2,435	4,870(2)	9,740		171,521
	2/26/24				2,435	4,869(3)	9,738		183,318
Mr. Norris		128,100	256,200	512,400
	2/26/24							5,679(4)	200,014
	2/26/24				1,420	2,840(2)	5,680		100,025
	2/26/24				1,420	2,839(3)	5,678		106,888
Mr. Snyman		134,700	269,400	538,800
	2/26/24							7,383(4)	260,029
	2/26/24				1,846	3,691(2)	7,382		129,997
	2/26/24				1,846	3,691(3)	7,382		138,966
Mr. Jonker		55,000	110,000	220,000
	2/26/24							710(4)	25,006
	2/26/24				178	355(2)	710		12,503
	2/26/24				178	355(3)	710		13,366
	11/15/24							1,610(5)	60,021
Mr. Harris		192,500	385,000	770,000
	11/15/24							4,145(4)	154,526
	11/15/24				1,037	2,073(2)	4,146		77,281
	11/15/24				1,036	2,072(3)	4,144		84,330
Mr. Gilbert		100,000	200,000	400,000
	5/15/24							4,747(4)	166,192
	5/15/24				1,187	2,374(2)	4,748		83,114
	5/15/24				1,187	2,373(3)	4,746		83,648

(1)
Represents potential threshold, target and maximum payout opportunities for performance in calendar year 2024 under the annual cash incentive plan.

(2)
Reflects performance-based restricted stock units that generally vest on February 26, 2027 based on the level of achievement of performance goals relating to average return on invested capital, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(3)
Reflects performance-based restricted stock units that generally vest on February 26, 2027 based on the level of achievement of performance goals relating to relative total shareholder return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(4)
Reflects time-based restricted stock units that vest in three equal installments on February 26, 2025, 2026 and 2027, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

43    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
(5)
Reflects time-based restricted stock units that vest in equal installments on November 15, 2025, 2026 and 2027, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(6)
Reflects the aggregate grant date fair value of the award determined in accordance with FASB ASC Topic 718. Grant date fair value for the time-based restricted stock units is based on the closing market price of the Company’s common stock on the day prior to the grant date. Grant date fair value for the performance-based restricted stock units that vest based on the average return on invested capital performance metric is based on the closing market price of the Company’s common stock on the day prior to the grant date multiplied by the target number of RSUs granted. Grant date fair value for the performance-based restricted stock units with a TSR performance condition are determined using a Monte-Carlo simulation model.

Outstanding Equity Awards at December 31, 2024
This table discloses outstanding stock awards for the named executive officers as of December 31, 2024.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(15)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(15)
Mr. van der Merwe	1,599(1)	53,718	0(4)	0
	10,049(2)	337,658	22,498(5)	755,950
	30,960(3)	1,040,250	61,918(6)	2,080,433
Ms. Weyenberg	—	—	—	—
Mr. Norris	1,044(1)	35,067	0(4)	0
	2,714(2)	91,200	6,074(5)	204,087
	5,760(3)	193,545	11,521(6)	387,091
Mr. Snyman	1,629(8)	54,723	3,647(9)	122,554
	3,257(7)	109,446	14,975(6)	503,170
	7,489(3)	251,619
Mr. Jonker	328(1)	11,037	0(4)	0
	354(2)	11,879	788(5)	26,486
	720(3)	24,197	1440(6)	48,395
	1,610(14)	54,096
Mr. Harris	4,145(12)	139,272	8,290(13)	278,544
Mr. Gilbert	4,781(10)	160,653	9,563(11)	321,306

(1)
Reflects restricted stock units that were granted on February 28, 2022, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(2)
Reflects restricted stock units that were granted on February 27, 2023, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(3)
Reflects restricted stock units that were granted on February 26, 2024, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(4)
Reflects performance-based restricted stock units that were granted on February 28, 2022, and vest on the third anniversary of the grant date based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. The performance period was completed as of December 31, 2024, and performance was below threshold, resulting in no payout.

(5)
Reflects performance-based restricted stock units that were granted on February 27, 2023, and vest on the third anniversary of the grant date based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum level of achievement of the average return on invested capital performance goal, which would result in 200% of the target award being earned, and target level of achievement of the total shareholder return performance goal, which would result in 100% of the target award being earned .

44    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
(6)
Reflects performance-based restricted stock units that were granted on February 26, 2024, and vest on the third anniversary of the grant date based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum levels of achievement of the performance goals, which would result in 200% of the target award being earned.

(7)
Reflects restricted stock units that were granted on August 15, 2023, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(8)
Reflects restricted stock units that were granted on August 15, 2023, and vest in equal installments on February 27, 2024, 2025 and 2026, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(9)
Reflects performance-based restricted stock units that were granted on August 15, 2023, and vest on February 27, 2026, based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum level of achievement of the average return on invested capital performance goal, which would result in 200% of the target award being earned, and target level of achievement of the total shareholder return performance goal, which would result in 100% of the target award being earned.

(10)
Reflects restricted stock units that were granted on May 15, 2024 and vest in equal installments on February 26, 2025, 2026, and 2027 or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(11)
Reflects performance-based restricted stock units that were granted on May 15, 2024, and vest on February 26, 2027, based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum levels of achievement of the performance goals, which would result in 200% of the target award being earned.

(12)
Reflects restricted stock units that were granted on November 15, 2024 and vest in equal installments on February 26, 2025, 2026, and 2027 or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(13)
Reflects performance-based restricted stock units that were granted on November 15, 2024, and vest on February 26, 2027, based on the level of achievement of performance goals relating to average return on invested capital and total shareholders return, or earlier upon the death, disability or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards. Amounts reported here reflect maximum levels of achievement of the performance goals, which would result in 200% of the target award being earned.

(14)
Reflects restricted stock units that were granted on November 15, 2024, and vest in equal installments on the first three anniversaries of the grant date, or earlier upon the death, disability, or retirement of the executive after reaching age 65, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(15)
Reflects the value calculated by multiplying the number of restricted stock units by $33.60, which was the closing price of our common stock on December 31, 2024.

Option Exercises and Stock Vested in 2024
This table provides information regarding the vesting of restricted stock units held by the named executive officers during calendar year 2024.

	Stock Awards (RSUs)
Name	Number of shares acquired upon vesting	Value realized on vesting(1)
Mr. van der Merwe	7,520	$275,889
Ms. Weyenberg	6,540	$248,869
Mr. Norris	2,895	$107,766
Mr. Snyman	2,385	$78,995
Mr. Jonker	482	$17,341
Mr. Harris	—	$—
Mr. Gilbert	—	$—

(1)
Value realized represents the fair market value of the shares on the vesting date.

45    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Nonqualified Deferred Compensation for the Year Ended December 31, 2024

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Mr. van der Merwe	SERP	—	190,001	70,185	—	692,168
Ms. Weyenberg(5)	SERP	—	73,870	(2,204)	(265,306)	—
Mr. Norris	SERP	—	71,381	39,029	—	371,942
Mr. Snyman(4)	—	—	—	—	—	—
Mr. Jonker(4)	—	—	—	—	—	—
Mr. Harris(4)	—	—	—	—	—	—
Mr. Gilbert(4)	—	—	—	—	—	—

(1)
Reflects the annual Company contributions made to the Supplemental Executive Retirement Plan (SERP) accounts of the named executive officers in an amount equal to 10% of the executive’s total cash compensation, as defined in the plan. These amounts are reflected in the Summary Compensation Table in the “All Other Compensation” column for 2024

(2)
Reflects the aggregate earnings (losses) credited to the executive’s account during calendar year 2024, which include interest and other earnings based on the investment elections of the executive. All investment elections provide market returns and there were no preferential or above-market earnings that would be required to be included in the Summary Compensation Table in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.

(3)
The following amounts included in the Aggregate Balance at December 31, 2024 were previously reported as compensation to the named executive officers in the Summary Compensation Table for years prior to 2024: Mr. van der Merwe, $336,720; Ms. Weyenberg, $223,664; and Mr. Norris, $57,273.

(4)
Mr. Snyman, Mr. Jonker, Mr. Harris and Mr. Gilbert are not eligible for SERP as of year-end December 31, 2024.

(5)
Ms. Weyenberg terminated employment. SERP contributions and earnings were distributed according to deferral election.

The Astec Industries, Inc. Supplemental Executive Retirement Plan (SERP) provides a fully vested retirement benefit to our named executive officers upon their termination of employment with the Company.
During a participant’s employment, the Company contributes 10%, unless specified otherwise by the Board, of such participant’s compensation (which includes base salary and annual cash incentive awards but excludes certain amounts, such as an amount realized from the granting or vesting of restricted stock units) to each named executive officer’s SERP account. This amount is credited with earnings or losses based on the rate of return on the participant’s investment elections, which include money market funds, mutual funds, and Company common stock, and are generally the same investment choices available under our 401(k) plan.
Upon separation from service, the Company will pay the participant a single lump sum in cash equal to the amount in his or her SERP account or a participant may elect to receive payment in annual installments, not to exceed 10 years. If a participant dies before receiving the lump sum payment, or, in the case of an annual installment election, before receiving all installments, the SERP account balance will be distributed to his or her survivor in a single lump sum as soon as practicable following the participant’s death. Accelerated withdrawal is not permitted except in certain limited circumstances specified in the plan. The Company may terminate the SERP at any time but must pay participants the account value as determined under the SERP.
The Astec Industries, Inc. Deferred Compensation Plan is a nonqualified deferred compensation plan pursuant to which the named executive officers and other eligible participants may elect to defer between 10% and 75% of their base compensation and between 10% and 100% of their annual incentive bonus. Deferral elections for compensation earned in a calendar year are due by the December 31 of the preceding calendar year are irrevocable. These deferral elections are for the base compensation and bonus earned during that year, even if the amounts are actually payable in the following year. Deferrals of equity compensation or severance are not permitted, and a separate election is required for each year. The plan does not provide for any form of company contribution, and participants are at all times fully vested in their account balance. Deferrals are held for each participant in separate individual accounts in an irrevocable rabbi trust. Deferred amounts are credited with earnings or losses based on the rate of return of investment funds selected by the executive, which the executive may change at any time. Participants are able to elect a distribution event for each year’s deferrals, which could be either (i) the date the participant reaches age 65, (ii) the first day of the seventh month following the participant’s separation from service, or (iii) a specific date elected by the participant, which must be at least two full years after the end of the year for which deferrals are made. Participants may also make an election regarding payment terms, which may be either a lump sum, or any whole number of annual installments from two to ten. While elections regarding time and form of payment are generally irrevocable, participants are permitted to change these elections provided the change is made at least one year before the payment event and provided the commencement of benefits is delayed by at least five years. If a participant dies before receiving the full value of the deferral account balances, the participant’s beneficiary receives the full value of the participant’s account in a lump sum no later than the last day of the calendar year following the year in which the participant’s death occurs. The plan does not provide for hardship withdrawals, but does allow limited accelerations of payment under

46    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
certain events permitted by the Internal Revenue Code, including satisfaction of federal, state, or local ethics requirements, payment of certain tax obligations, and satisfaction of limited debt obligations to the Company as permitted by law. The plan does not expressly contemplate payment on a change in control of the Company, though applicable law would generally permit the Company to terminate and distribute the plan in full within 30 days before or 12 months following a change in control.

Potential Payments upon Termination, Resignation or Change-in-Control

This section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our named executive officers would have been entitled if their employment had terminated on December 31, 2024, under various circumstances.
Severance Agreements and Executive Change in Control Plan
As noted above, prior to and during 2024, Mr. van der Merwe was a party to a severance agreement with the Company (the “van der Merwe Severance Agreement”), and each of the named executive officers participated in the Company’s former Executive Change in Control Severance Plan (the “Former CIC Severance Plan”). On December 18, 2024, the Company adopted the Executive and Key Employee Severance Plan (the “Severance Plan”) to replace the van der Merwe Severance Agreement and the Former CIC Severance Plan, effective as of January 1, 2025. While neither the van der Merwe Severance Agreement or the Former CIC Plan are currently in effect, they were effective as of December 31, 2024, and accordingly, a description of these arrangements, as well as a quantification of the benefits that the named executives would have received had their employment been terminated as of December 31, 2024, are provided below. In addition, a description of the current Severance Plan is provided.
van der Merwe Severance Agreement
Pursuant to the van der Merwe Severance Agreement, Mr. van der Merwe and Ms. Weyenberg was eligible for certain severance benefits upon a termination of employment under certain circumstances. The van der Merwe Severance Agreement provided that if the executive’s employment with the Company was terminated (i) by the Company other than due to cause, death or disability, or (ii) by the executive officer for Good Reason, then, in addition to certain accrued compensation and benefits, the Company would make certain severance payments and provide certain benefits to the executive, generally as follows:
●
a lump sum cash amount equal to a pro-rata portion of the executive’s target annual cash incentive under the Company’s annual incentive programs for the year of termination (based on the number of days employed during such year);

●
a lump sum cash amount equal to 1.5 multiplied by the sum of (1) the executive’s annual base salary plus (2) the executive’s target annual cash incentive;

●
cash payment for health coverage equal to monthly cost to provide group medical, dental, vision and/or prescription drug plan benefits sponsored by the Company and maintained by the executive officer as of the date of the termination multiplied by 18;

●
reasonable and customary outplacement services for a period of 18 months after termination, for up to $10,000; and

●
treatment of equity compensation awards as follows:

–
immediate pro-rata vesting of unvested time-based awards (based on the number of calendar days of employment during the vesting period); and

–
pro-rata vesting of unvested performance-based awards at target (based on the number of days employed during the performance period).

Former CIC Severance Plan
Under the Former CIC Severance Plan, if a participating executive’s employment was terminated by the Company without cause or by the participant for good reason, and the termination occurred within a 24 month period following a change in control of the Company, the participant would be entitled to certain severance payments and benefits, generally as follows:
●
lump sum cash payments of the following amounts: (1) a pro rata target annual bonus for the year of termination, (2) a severance payment equal to 2.0 times the participant’s base salary and target annual bonus, and (3) a payment equal to the full cost to provide group health benefits to the participant for 24 months (based on group health benefits sponsored by the Company and maintained by the participant as of the termination date);

●
all of the participant’s outstanding stock options, restricted stock units and other stock awards with time-based vesting restrictions would become fully vested and exercisable, and all of the participant’s outstanding performance-based stock awards would be deemed to have been fully earned as of the termination date based on an assumed achievement of all relevant performance goals at “target” level, and would payout within 60 days following the termination date;

●
the participant would also be eligible for 12 months following the termination date for up to $25,000 of outplacement services payable by the Company.

As a condition to receiving payments and benefits under the CIC Severance Plan, a participant was required to enter into a separation agreement with the Company, which would include a general release of claims and certain restrictive covenants, including non-competition, customer non-solicitation and employee non-recruitment, that would apply for a period of eight months following the participant’s termination of employment.

47    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Current Severance Plan
Under the Severance Plan, if a participating executive’s employment is terminated by the Company without cause or by the participant for good reason (as such terms are defined in the Severance Plan), and the termination does not occur within the 24-month period following a change in control of the Company, the participant will be entitled to certain severance payments and benefits (“Regular Severance Benefits”). The Regular Severance Benefits include cash payments of the following amounts: (1) a pro rata annual bonus based on the lesser of target or actual level of achievement of all relevant performance measures (but only if the termination date occurs during the second half of a fiscal year), (2) a severance payment equal to 2.0 times, in the case of a Tier I Participant, or 1.0 times, in the case of a Tier II Participant, the participant’s base salary and target annual bonus, and (3) a payment equal to the Company’s cost to provide group health benefits to the participant for 24 months, in the case of a Tier I Participant, or 12 months, in the case of a Tier II Participant (based on group health benefits sponsored by the Company and maintained by the participant as of the termination date). In addition, a pro rata portion of the participant’s outstanding performance-based stock awards for which at least 12 months of the relevant performance period has elapsed as of the termination date will be deemed vested and earned based on the lesser of target or actual level of achievement of all relevant performance measures as of the end of the regular performance period. The participant will also be eligible for up to $10,000 of outplacement services for 12 months following the termination date.
If a participating executive’s employment is terminated by the Company without cause or by the participant for good reason, and the termination occurs within the 24-month period following a change in control of the Company, the participant will be entitled to certain severance payments and benefits (“Change in Control Severance Benefits”). The Change in Control Severance Benefits include lump sum cash payments of the following amounts: (1) a pro rata target annual bonus, (2) a severance payment equal to 3.0 times, in the case of a Tier I Participant, or 2.0 times, in the case of a Tier II Participant, the participant’s base salary and target annual bonus, and (3) a payment equal to the Company’s cost to provide group health benefits to the participant for 36 months, in the case of a Tier I Participant, or 24 months, in the case of a Tier II Participant (based on group health benefits sponsored by the Company and maintained by the participant as of the termination date). In addition, all of the participant’s outstanding stock options, restricted stock units and other stock awards with time-based vesting restrictions will become vested and exercisable, and the level of achievement of all performance goals relating to the participant’s outstanding performance-based stock awards will be based on an assumed level of achievement at “target” level. The participant will also be eligible for up to $25,000 of outplacement services for 12 months following the termination date
As a condition to receiving Regular Severance Benefits or Change in Control Severance Benefits, a participant must enter into a restrictive covenant agreement that includes non-competition, customer non-solicitation and employee non-recruitment provisions, that will apply for a period of 12 months, in the case of a Tier I Participant, or eight months, in the case of a Tier II Participant, following the participant’s termination of employment.

48    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
The following table sets forth the estimated payments and benefits to each of the named executive officers if their employment with the Company had been terminated under various circumstances as of December 31, 2024. Ms. Weyenberg’s employment with the Company terminated as of April 30, 2024, and she did not receive any payment or benefits in connection with the termination of her employment.
Named Executive Officer	Involuntary Termination, without a Change in Control ($)	Involuntary Termination in connection with Change in Control ($)	Termination Due to Retirement, Death or Disability (S)
Mr. van der Merwe
Cash Severance	2,400,000(1)	4,800,000(2)	—
Payment for Health Benefits	38,726(3)	77,453(4)	—
Value of Equity Acceleration	1,593,026(5)	3,133,681(5)	3,133,681(5)
Outplacement Services	10,000	25,000	—
Total	4,041,752	8,036,134	3,133,681
Ms. Weyenberg
Cash Severance	—	—	—
Payment for Health Benefits	—	—	—
Value of Equity Acceleration	—	—	—
Outplacement Services	—	—	—
Total	—	—	—
Mr. Norris
Cash Severance	—	1,366,400(2)	—
Payment for Health Benefits	—	51,635(4)	—
Value of Equity Acceleration	—	752,381(5)	752,381(5)
Outplacement Services	—	25,000	—
Total	—	2,195,416	752,381
Mr. Snyman
Cash Severance	—	1,436,800(2)	—
Payment for Health Benefits	—	51,635(4)	—
Value of Equity Acceleration	—	749,270(5)	749,270(5)
Outplacement Services	—	25,000
Total	—	2,262,705	749,270
Mr. Jonker
Cash Severance	—	—	—
Payment for Health Benefits	—	—	—
Value of Equity Acceleration	—	—	—
Outplacement Services	—	—	—
Total	—	—	—
Mr. Harris
Cash Severance	—	1,870,000(2)	—
Payment for Health Benefits	—	36,918(4)	—
Value of Equity Acceleration	—	278,544(5)	278,544(5)
Outplacement Services	—	25,000	—
Total	—	2,210,462	278,544
Mr. Gilbert
Cash Severance	—	1,200,000(2)	—
Payment for Health Benefits	—	56,355(4)	—
Value of Equity Acceleration	—	321,306(5)	321,306(5)
Outplacement Services	—	25,000	—
Total	—	1,602,661	321,306

(1)
Reflects a lump sum cash amount equal to 1.5 multiplied by the sum of (1) the named executive officer’s annual base salary plus (2) the named executive officer’s target annual cash incentive. No pro rata bonus for calendar year 2024 is included, as the actual annual incentive earned by the named executive officer for calendar year 2024 is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
Reflects severance payment equal to 3.0 times, in the case of Mr. van der Merwe, or 2.0 times, in the case of the other named executive officers, the

49    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
executive’s base salary and target annual bonus. No pro rata bonus for calendar year 2024 is included, as the actual annual incentive earned by the named executive officer for calendar year 2024 is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(3)
Reflects payment for health coverage equal to monthly cost to provide group medical, dental, vision and/or prescription drug plan benefits sponsored by the Company and maintained by the named executive officer as of the date of the termination multiplied by 18.

(4)
Reflects cash payment equal to the cost of health coverage for 36 months in the case of Mr. van der Merwe, or 24 months in the case of the other executive officers.

(5)
Reflects the value (based upon the fair market value of Company common stock on December 31, 2024) of unvested RSUs and PSUs that vest upon the designated event.

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment including accrued salary, vacation pay, regular pension benefits, welfare benefits and 401(k) and nonqualified deferred compensation distributions. Amounts that would be distributed pursuant to our SERP for retirement eligible executives are indicated in the Nonqualified Deferred Compensation Plan table above.
Ratio of Chief Executive Officer to Median Employee Compensation in 2024
The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
To determine our median employee pay, we considered all employees of the Company and its consolidated subsidiaries as of December 31, 2024. We chose actual year-to-date total gross pay (which included base pay, commissions, overtime payments, bonuses, stock incentive award vesting during the year) as our consistently applied compensation measure utilized in the determination. We did not annualize compensation for employees who commenced work during 2024.
Using this methodology, we identified the median employee and then determined the median employee’s total annual compensation in accordance with the rules that apply to named executive officers in the Summary Compensation Table. The total annual compensation of our median employee was $69,181. The total annual compensation of our CEO was $3,664,088. Accordingly, the ratio of CEO pay to median employee pay was 53:1.

50    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in this proxy statement.
COMPENSATION COMMITTEE
Linda I. Knoll, Chair
Tracey H. Cook
Mark J. Gliebe
Jeffrey T. Jackson
This Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

51    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
PAY VERSUS PERFORMANCE DISCLOSURE
Provided below is the Company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:
●
A list of the most important measures that our Compensation Committee used in 2024 to link a measure of pay calculated in accordance with Item 402(v) (referred to as “compensation actually paid”, or CAP) to Company performance.

●
A table that compares the total compensation of our named executive officers’ (“NEOs”) as presented in the Summary Compensation Table (“SCT”) to CAP and that compares CAP to specified performance measures; and

●
Graphs that describe:

◦
the relationships between CAP and our cumulative total shareholder return (“TSR”), GAAP Net Income, and our Company selected measure, of Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).

◦
the relationship between our TSR and the TSR of the S&P 600 SmallCap Industrials Sector (“Peer Group TSR”).

Salary, Bonus, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings and All Other Compensation are each calculated in the same manner for purposes of both CAP and SCT. The table below shows the primary difference between the calculation of CAP and SCT total compensation:
	SCT Total	CAP
Stock Awards	Grant date fair value of stock awards granted during the year	Year over year change in the fair value of stock awards that are unvested as of the end of the year, or vested or were forfeited during the year(1)

(1)
Includes any dividends paid on equity awards in the fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the executives or how our Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Committee has not used CAP as a basis for making compensation decisions, nor does it use GAAP Net Income or Peer Group TSR for purposes of determining incentive compensation. Please refer to our Compensation Discussion and Analysis for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.
Our Most Important Metrics Used for Linking Pay and Performance.   As required by Item 402(v), below are the most important metrics our Committee used to link executive pay to performance for 2024. Our stock price performance, as reflected by our absolute TSR, directly impacts the value of the equity compensation awards we grant to executive officers. Each of the other metrics below are used for purposes of determining payouts under either our annual executive cash incentive program or our executive long-term incentive program.
●
Adjusted EBITDA

●
Relative TSR compared to a custom comparator group

●
Adjusted ROIC

Adjusted EBITDA is believed to correlate strongly with shareholder returns. Accordingly, Adjusted EBITDA is the Company-selected measure included in the table and graphs that follow.

52    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Pay Versus Performance Table

In accordance with Item 402(v), we provide below the tabular disclosure for the Company’s President and Chief Executive Officers (our Principal Executive Officers (“PEO”)) and the average of our NEOs other than the PEO for 2024, 2023, 2022 and 2021. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year (a)	Summary Compensation Table Total for First PEO(1) ($) (b)	Summary Compensation Table Total for Second PEO(1) ($) (b)	Compensation Actually Paid to First PEO(1)(2)(3) ($) (c)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)” (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($) (e)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)(5) (h)	Adjusted EBITDA(6) ($ Millions) (i)
							TSR ($) (f)	Peer Group TSR ($) (g)
2024		3,664,088		3,151,809	840,265	545,756	84.57	196.11	4.1	111.8
2023	3,527,606	3,317,927	2,077,031	3,166,225	1,365,714	983,058	92.30	167.57	33.7	110.0
2022	4,245,485	—	1,009,177	—	1,211,633	394,458	99.58	127.39	(0.6)	70.8
2021	3,469,725	—	4,281,031	—	1,160,498	1,377,772	167.78	140.80	15.9	65.1
2020	2,678,565		4,741,464		1,064,315	1,390,604	139.28	111.94	46.0	81.7

(1)
Barry A. Ruffalo was our only PEO for 2020, 2021, and 2022, and served as our PEO through January 6, 2023 (“First PEO”). Jaco van der Merwe was our PEO as of January 6, 2023 (“Second PEO”) through 2024. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024
Rebecca A. Weyenberg	Rebecca A. Weyenberg	Rebecca A. Weyenberg	Rebecca A. Weyenberg
Timothy A. Averkamp	Timothy A. Averkamp	Timothy A. Averkamp	Barend Snyman
Jaco G. van der Merwe	Jaco G. van der Merwe	Barend Snyman	Michael Norris
Anshu Pasricha	Anshu Pasricha	Anshu Pasricha	Heinrich Jonker
		Michael Norris	Brian Harris
Terrell Gilbert

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards for First PEO ($)	Inclusion of Equity Values for First PEO ($)	Compensation Actually Paid to First PEO ($)
2024	—	—	—	—
Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2024	3,664,088	(2,187,089)	1,674,810	3,151,809
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	840,265	(398,959)	104,450	545,756

53    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Total — Inclusion of Equity Values for First PEO ($)
2024	—	—	—	—	—	—
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Total — Inclusion of Equity Values for Second PEO ($)
2024	2,152,235	(450,372)	—	3,283	(30,336)	1,674,810
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total — Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	274,891	(39,861)	—	1,169	(131,749)	104,450

(4)
The Peer Group TSR set forth in this table utilizes the S&P 600 SmallCap Industrials index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P 600 SmallCap Industrials index, respectively. The amounts previously reported for the Peer Group TSR for 2020-2024 have been slightly adjusted in this year’s table from the amounts previously reported so as to provide a consistent methodology with the TSR calculation used in the Annual Report. Historical stock performance is not necessarily indicative of future stock performance

(5)
Net income values in this table reflect immaterial revisions to previously issued consolidated financial statements that we filed in our Form 10-Q for the fiscal quarter ended March 31, 2022.

(6)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our Second PEO and Non-PEO NEOs in 2024. Adjusted EBITDA is a non-GAAP measure, and disclosure as to how it is calculated from our audited financial statements is provided above under the caption “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentive Compensation.”

54    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Relationship Between Compensation Actually Paid and Company and Peer Group Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s — cumulative TSR over the five most recently completed fiscal years and the Peer Group’s over the same period.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR

55    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Relationship Between Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Adjusted EBITDA

56    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
List of Most Important Financial Performance Measures
The following are the financial performance measures that the Company considers the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to Company performance.
Adjusted EBITDA
Return on Invested Capital
Relative TSR
Working Capital Turnover

57    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2024 (in thousands, except weighted average share price):
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(3)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	475	$—	804
Equity compensation plans not approved by security holders(2)	23	—	0
Total	498	$—	804

(1)
Our 2021 Equity Incentive Plan

(2)
Our Amended and Restated Non-Employee Directors Stock Incentive Plan

(3)
Includes only restricted stock units, performance stock units and deferred stock units outstanding under equity compensation plans, as no options, stock warrants or other rights were outstanding as of December 31, 2024

(4)
Restricted stock units, performance stock units and deferred stock units do not have an associated exercise price. As such, these awards are not reflected in Column (b).

Equity Compensation Plans Not Approved by Security Holders

Our Amended and Restated Non-Employee Directors Compensation Plan provides that annual retainers payable to our non-employee directors will be paid in the form of cash, unless the director elects to receive the annual retainer in the form of common stock, which may, at the director’s option, be received on a deferred basis. If the director elects to receive Common Stock, whether on a current or deferred basis, the number of shares to be received is determined by dividing the dollar value of the annual retainer by the fair market value of the Common Stock on the date the retainer is payable. If the director elects to defer the issuance of Common Stock awards, they are entitled to dividend equivalents, which are subject to the same forfeiture, transfer restrictions and deferral terms as apply to the award to which they relate.

58    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
PROPOSAL 2: ADVISORY
VOTE ON EXECUTIVE
COMPENSATION
This proposal provides our shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers (commonly known as a “say-on-pay” proposal), as required by Section 14A of the Exchange Act. The Board has determined to hold such “say-on-pay” advisory votes on an annual basis.
As discussed in the Compensation Discussion and Analysis, we have designed our executive compensation program to attract and retain key executives who are critical to our future success and the creation of shareholder value. We believe that both short-term and long-term incentive compensation opportunities provided to executive officers are directly aligned with our performance, and that our compensation program is structured to ensure that a significant portion of executives’ compensation opportunities is directly related to achievement of financial and operational goals and other factors that impact shareholder value.
The Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures relating to Executive Compensation in this Proxy Statement, and to cast a vote to approve the Company’s executive compensation programs through the following resolution:
“Resolved, that the shareholders approve the compensation of the Company’s named executive officers, including the Company’s compensation philosophy, practices and principles, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables and any narrative compensation disclosure contained in this Proxy Statement.”
While the vote does not bind the Board to any particular action, the Board values the input of our shareholders and will consider the outcome of this vote in future compensation decisions.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

59    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
PROPOSAL 3: RATIFICATION
OF APPOINTMENT OF
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025. The Board of Directors recommends ratification of the Audit Committee’s appointment of Deloitte.
The selection of Deloitte as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the appointment of Deloitte to the Company’s shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the Audit Committee. The Sarbanes-Oxley Act of 2002 requires that the Audit Committee be directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Deloitte and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.
A representative of Deloitte is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement if desired and will be available to respond to stockholder questions.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR CALENDAR YEAR 2025.

60    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
REPORT OF THE
AUDIT COMMITTEE
Decisions and recommendations regarding the financial reporting procedures of the Company are made by the Audit Committee of the Board of Directors, which is comprised of Directors Cook, Gliebe, Jain and Shannon, and which included Director Baker until his retirement from the Board at the 2024 Annual Meeting. Director Shannon was added to the Audit Committee when he joined the Board on January 18, 2024. The following report is not subject to incorporation by reference in any filings made by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
We, as a committee of the Board of Directors, oversee the Company’s financial reporting process on behalf of the Board of Directors. We operate under a written charter adopted by the Board of Directors. This report reviews the actions we have taken with regard to the Company’s financial reporting process during calendar year 2024 and the Company’s audited consolidated financial statements as of and for the year ended December 31, 2024 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
In March 2004, the Board also designated us to serve as the Company’s Qualified Legal Compliance Committee, or QLCC, in accordance with SEC rules and regulations. In our capacity as the QLCC, we are responsible for handling reports of a material violation of the securities laws or a breach of a fiduciary duty by the Company, its officers, directors, employees, or agents. In our capacity as the QLCC, we have the authority and responsibility to inform the Company’s Chief Executive Officer of any violations. We can determine whether an investigation is necessary and can take appropriate action to address these reports. If an investigation is deemed necessary or appropriate, we have the authority to notify the Board, initiate an investigation and retain outside experts.
We are composed solely of independent directors, as that term is defined in Rule 5605(a)(2) of the Nasdaq Rules, and as independence for audit committee members is defined in the Nasdaq Rules. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates. Ms. Cook, Mr. Gliebe and Mr. Shannon have been designated by the Board as our financial experts.
The Company’s management has the primary responsibility for the Company’s consolidated financial statements and reporting process, including the systems of internal controls. The Company’s outside auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing reports thereon. Our responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the independent auditors to serve as the Company’s independent registered public accounting firm for the coming year. We have implemented procedures to ensure that during the course of each year, we devote the attention that we deem necessary or appropriate to fulfill our oversight responsibilities under our charter. To carry out our responsibilities, we met nine times during calendar year 2024.
In fulfilling our oversight responsibilities, we reviewed and discussed with management the audited consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.
We reviewed with the Company’s independent registered public accounting firm during calendar year 2024, Deloitte & Touche LLP (“Deloitte”), as to their judgments about the quality (rather than just the acceptability) of the Company’s accounting principles. We discussed with Deloitte the matters required to be discussed pursuant to Public Company Accounting Oversight Board AS No. 1301 (Communication with Audit Committees) and applicable SEC requirements. In addition, we discussed with Deloitte their independence from management and the Company, and we received and discussed with Deloitte the written disclosures and the letter from Deloitte required by the Public Company Accounting Oversight Board regarding their communications with us regarding their independence. We also considered whether the provision of services during calendar year 2024 by Deloitte that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of the Company’s interim consolidated financial statements during calendar year 2024 was compatible with maintaining Deloitte’s independence with respect to the time it was performing services for the Company.
Additionally, we discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plan for their respective audits. We met with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.

61    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE
Tracey H. Cook, Chair
Mark J. Gliebe
Nalin Jain
Patrick S. Shannon
March 14, 2025

62    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
AUDIT MATTERS
Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the fees for services rendered by Deloitte for the years ended December 31, 2024 and December 31, 2023.
	2024	2023
Audit Fees(1)	$2,825,000	$2,666,667
Audit-Related Fees	$—	$—
Tax Fees(2)	$242,000	$5,000
All Other Fees	$—	$—
Total	$3,067,400	$2,671,667

(1)
Audit fees include the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements, of management’s assessment of internal controls over financial reporting and of the effectiveness of these controls included in its Form 10-K filings, for reviews of the Company’s quarterly condensed consolidated financial statements included in its Form 10-Q filings and for services that are normally provided by the independent registered public accounting firm in connection with regulatory filings for the relevant years, in each case, for the applicable year.

(2)
Tax fees primarily include fees associated with routine tax compliance and consulting services.

Audit Fee Approval

The Audit Committee is involved in the negotiations related to the fees paid to independent registered public accounting firm, and all audit-related, tax and other fees for services provided by Deloitte in 2024 and 2023 to the Company and disclosed in the table above were reviewed and pre-approved by the Audit Committee in accordance with its charter.
Audit Committee Pre-Approval Policy

Since October 24, 2002, the Company’s Audit Committee has approved all fees for audit and non-audit services of the Company’s independent registered public accounting firm prior to engagement. It is the policy of the Audit Committee, as set forth in the Audit Committee charter, to pre-approve, to the extent required by applicable law, all audit and non-audit services provided to the Company by its independent registered public accounting firm. In accordance with applicable law, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant the required pre-approvals for any engagement that does not exceed one-hundred thousand dollars ($100,000).
Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by Deloitte for the years ended December 31, 2024 and December 31, 2023. The Audit Committee has determined that the services rendered, and the fees billed in each year that were not related to the audit of the Company’s consolidated financial statements are compatible with the independence of Deloitte as the Company’s independent registered public accounting firm.

63    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
PROPOSAL 4: APPROVAL OF ASTEC INDUSTRIES, INC. 2025 EQUITY INCENTIVE PLAN
On February 21, 2025, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Astec Industries, Inc. 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan” or the “2025 Plan”). The 2025 Equity Incentive Plan will become effective as of the date it is approved by the Company’s shareholders (the “Effective Date”).
The 2025 Equity Incentive Plan is intended to serve as the successor to the Company’s 2021 Equity Incentive Plan (the “Prior Plan”). As of March 1, 2025, there were approximately 474,994 shares of the Company’s Common Stock subject to outstanding awards under the Prior Plan. As of such date, there were approximately 567,557 shares of the Company’s Common Stock reserved and available for future awards under the Prior Plan.
The Prior Plan has been the sole source of shares for all equity incentive awards granted to the Company’s officers, employees and directors since 2021, and during such time, the Company has not sought shareholder approval of any increase in the number of shares available for issuance under the Prior Plan. If the Company’s shareholders approve the 2025 Equity Incentive Plan, all future equity awards will be made from the 2025 Equity Incentive Plan, and the Company will not grant any additional awards under the Prior Plan.
If the 2025 Equity Incentive Plan is approved, as of the Effective Date a total of 1,309,500 shares (an incremental 741,943 shares as of March 1) will be reserved and available for issuance pursuant to the grant of new awards under the 2025 Equity Incentive Plan, less one share for every one share subject to an award granted under the Prior Plan after March 1, 2025 and prior to the Effective Date.
Approval of the 2025 Equity Incentive Plan will enable the Company to continue making equity compensation grants that will serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with shareholders.
A summary of the 2025 Equity Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the 2025 Equity Incentive Plan, which is attached to this proxy statement as Appendix A.
Promotion of Sound Corporate Governance Practices

The Company has designed the 2025 Equity Incentive Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers and non-employee directors with the interests of shareholders and the Company. These features include, but are not limited to, the following:
●
No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●
Prohibition on Repricing and Cash Buyouts. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of shareholders, including a cancellation or repurchase of “underwater” awards in exchange for cash or other awards.

●
Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the 2025 Equity Incentive Plan will be subject to a minimum vesting period of one year.

●
No Liberal Share Recycling on Stock Options or SARs. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR, or to satisfy tax withholding obligations in connection with the exercise or settlement of such awards count against the number of shares remaining available under the 2025 Equity Incentive Plan.

●
No Dividends or Dividend Equivalents on Unearned Awards. The 2025 Equity Incentive Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

●
No Single-Trigger Change in Control Vesting. If awards granted under the 2025 Equity Incentive Plan are assumed by the successor entity in connection with a change in control of the Company, such awards will not automatically vest and pay out upon the change in control.

●
Awards Subject to Clawback Policy. Time-based and performance-based Awards under the 2025 Equity Incentive Plan are subject to the Company’s compensation recoupment policies.

●
No Tax Gross-Ups. The 2025 Equity Incentive Plan does not provide for any tax gross-ups.

64    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards as of March 1, 2025 (and without giving effect to approval of the 2025 Equity Incentive Plan under this Proposal):
Prior Plan(1)
Total shares underlying outstanding stock options and SARs	0
Total shares underlying outstanding unvested and vested/deferred time-based full value awards	219,377
Total shares underlying outstanding unvested performance-based full value awards	255,617(2)
Total shares underlying all outstanding awards	474,994
Total shares currently available for grant	567,557(3)
Common stock outstanding as of March 1, 2025	22,833,453
Market price of common stock as of March 1, 2025	$35.58

(1)
Includes information regarding all outstanding equity awards and shares available for future awards, which are all under the Prior Plan and the Amended and Restated Non-Employee Directors Stock Incentive Plan. As of March 1, 2025 (and as of the date of this Proxy Statement), no other plans had awards outstanding or shares available for future awards.

(2)
Assumes performance-based awards will vest and pay out based on maximum performance levels being achieved.

(3)
Represents the total number of shares available for future awards under the Prior Plan.

As noted above, as of March 1, 2025, there were approximately 567,557 shares reserved and available for future awards under the Prior Plan. The 2025 Equity Incentive Plan authorizes an additional 1,309,500 shares for future grants (representing approximately 5.7% of the Company’s outstanding shares as of March 1, 2025). In setting and recommending to shareholders the number of additional shares to authorize under the 2025 Plan, the Compensation Committee and the Board considered the historical number of equity awards granted under the Prior Plan, potential dilution from the 2025 Equity Incentive Plan, as well as the Company’s three-year average burn rate for the preceding three fiscal years.
The aggregate shares shown in the table above (total shares underlying all outstanding awards and total shares currently available for grant) represent a fully-diluted overhang of approximately 4.3% based on the Company’s common shares outstanding as of March 1, 2025. If the 2025 Plan is approved, the additional 1,309,500 shares available for issuance would increase the overhang to approximately 7.2%. The Company calculates the fully diluted “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.
When considering the share reserve for the 2025 Equity Incentive Plan, the Compensation Committee and the Board reviewed, among other things, the potential dilution to current shareholders as measured by burn rate and overhang, projected future share usage and projected future forfeitures. The Company’s burn rate averaged .7% of common shares outstanding over the last three years (2022-2024), as shown in the table below. The projected future usage of shares for long-term incentive awards under the 2025 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the share pool under the 2025 Plan is projected to satisfy the Company’s equity compensation needs for at least 3 to 5 years. The actual amount of time will vary depending on several factors, including changes in employee headcount, long-term incentive award type mix, future forfeitures and cancellations, performance-based award achievement as percent of target, future acquisitions, and the Company’s stock price.

Fiscal Year	2022	2023	2024
Time-based RSUs and DSUs granted	147,000	112,000	142,000
Performance-based awards earned	30,000	39,000	0
Total	177,000	151,000	142,000
Weighted-average basic common shares outstanding	22,790,717	22,719,900	22,799,071
Gross burn rate(1)	.8%	.7%	.6%

(1)
Total number of Restricted Stock Units and Deferred Stock Units granted, and Performance-based awards vested in each year divided by weighted average common shares outstanding.

65    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
Summary of the 2025 Equity Incentive Plan

Purpose. The purpose of the 2025 Equity Incentive Plan is to promote the interests of the Company and its shareholders by strengthening the ability of the Company to attract, motivate, reward, and retain qualified individuals upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an opportunity for such individuals to acquire stock ownership and other rights that promote and recognize the financial success and growth of the Company.
Administration. The 2025 Equity Incentive Plan will be administered by a committee (the “Committee”) of the Board. The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2025 Equity Incentive Plan; interpret the terms and intent of the 2025 Equity Incentive Plan and any award certificate; and make all other decisions and determinations that may be required under the 2025 Equity Incentive Plan. Unless and until changed by the Board, the Compensation Committee is designated as the Committee to administer the 2025 Equity Incentive Plan.
Eligibility. The 2025 Equity Incentive Plan permits the grant of incentive awards to employees, officers, non-employee directors, and consultants of the Company and its affiliates as selected by the Committee. As of March 1, 2025, approximately 58 employees, nine non-employee directors, and no consultants would be eligible to participate in the 2025 Equity Incentive Plan.
Permissible Awards. The 2025 Equity Incentive Plan authorizes the granting of awards in any of the following forms:
●
market-priced stock options to purchase shares of the Company’s Common Stock (for a term not to exceed 10 years), which may be designated under the Internal Revenue Code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

●
SARs, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of the Company’s Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

●
restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

●
stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash, as specified in the award certificate) at a designated time in the future, subject to any vesting requirements as may be set by the Committee;

●
performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee; and

●
other stock-based awards that are denominated in, or valued by reference to, shares of the Company’s Common Stock.

Shares Available for Awards. Subject to adjustment in the event of stock splits and similar events, as of the Effective Date, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan is 1,309,500, less one share for every one share subject to an award granted under the Prior Plan after March 1, 2025 and prior to the Effective Date, plus a number of additional shares underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. If the Company’s shareholders approve the 2025 Equity Incentive Plan, all future equity awards will be made from the 2025 Equity Incentive Plan. No further awards may be granted under the Prior Plan after the Effective Date.
Share Counting. Shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan shall be counted against the 2025 Equity Incentive Plan reserve as follows:
●
To the extent that all or a portion of an award (or, after March 1, 2025, an award granted under the Prior Plan) is canceled, terminates, expires, is forfeited or lapses for any reason (including by reason of failure to meet time-based and/or performance-based vesting requirements), any unissued or forfeited shares originally subject to the award (or, after March 1, 2025, an award granted under the Prior Plan) will be added back to the 2025 Equity Incentive Plan share reserve and again be available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan;

●
Shares subject to awards (or, after March 1, 2025, awards granted under the Prior Plan) settled in cash will be added back to the 2025 Equity Incentive Plan share reserve and again be available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan;

●
Shares withheld or repurchased from an award other than a stock option or SAR (or, after March 1, 2025, an award other than a stock option or SAR granted under the Prior Plan) or delivered by a participant (by either actual delivery or attestation) to satisfy tax withholding requirements will be added back to the 2025 Equity Incentive Plan share reserve and again be available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan;

●
Shares withheld or repurchased from a stock option or a SAR or delivered by a participant (by either actual delivery or attestation) to satisfy tax withholding requirements will not be added back to the 2025 Equity Incentive Plan share reserve for issuance pursuant to awards granted under the 2025 Equity Incentive Plan;

●
The full number of shares subject to a stock option shall count against the number of shares remaining available for issuance pursuant to awards granted under the 2025 Equity Incentive Plan, even if the exercise price of a stock option is satisfied through net-settlement or by delivering shares to the Company (by either actual delivery or attestation); and

66    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
●
The full number of shares subject to a SAR shall count against the number of shares remaining available for issuance pursuant to awards made under the 2025 Equity Incentive Plan (rather than the net number of shares actually delivered upon exercise).

Limitation of Non-Employee Director Compensation. The maximum aggregate compensation that may be granted or awarded to any non-employee director for service as a director, including all meeting fees, cash retainers and retainers granted in the form of stock awards, shall not exceed $600,000, or $750,000 in the case of a non-employee Chairman of the Board or Lead Director.
Minimum Vesting Requirements. Awards granted under the 2025 Equity Incentive Plan will be subject to a minimum vesting period of one year; provided, that the following awards shall not be subject to such minimum vesting requirement: any (i) substitute awards granted in connection with a business combination, (ii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of shareholders after the immediately preceding year’s annual meeting (provided that the period between annual meetings is not less than 50 weeks), and (iii) awards up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the 2025 Equity Incentive Plan. The minimum vesting requirement does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of an award, including in cases of termination of employment or a change in control, in the terms of the award certificate or otherwise.
Treatment of Awards upon a Change in Control. Unless otherwise provided in an award agreement or any special plan document governing an award, or in the applicable transaction document:
(A)   upon the occurrence of a change in control of the Company in which awards under the 2025 Equity Incentive Plan are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:
●
all outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on outstanding awards will lapse; and

●
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the change in control occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

(B)   upon the occurrence of a change in control of the Company in which awards under the 2025 Equity Incentive Plan are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within one year after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2025 Equity Incentive Plan), then:
●
all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Treatment of Awards Upon Death or Disability. If a participant’s service terminates by reason of death or disability:
●
all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Limitations on Transfer; Beneficiaries. A participant may not assign or transfer an award other than by will or the laws of descent and distribution, or to certain specified permitted transferees; provided, however, that the Committee may permit other transfers (other than transfers for value). A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
Anti-Dilution Adjustments. In the event of a transaction between the Company and its shareholders that causes the per-share value of the Company’s Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2025 Equity Incentive Plan will be adjusted proportionately, and the Committee must make such adjustments to the 2025 Equity Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, stock split, a stock dividend, spin-off, or a combination or exchange of shares, dividend in kind or other like change in capital structure, the Committee may, in its sole discretion, make such other appropriate adjustments to the terms of any outstanding awards to reflect such changes or distributions and to modify any other terms of outstanding awards.
Termination and Amendment. The Board may, at any time and from time to time, terminate or amend the 2025 Equity Incentive Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2025 Equity Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. Unless sooner terminated, the 2025 Equity Incentive Plan will terminate on the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the 2025 Equity Incentive Plan that increases the number of shares subject to the 2025 Equity Incentive Plan, the tenth anniversary of the date of such approval.

67    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without shareholder approval. The exchange of an “underwater” stock option or SAR (i.e., an award having an exercise price in excess of the current market value of the underlying stock) for another award or for a cash payment would be considered an indirect repricing and would, therefore, require shareholder approval.
Clawback Policy. Awards under the 2025 Equity Incentive Plan will be subject to any compensation recoupment policy of the Company as adopted from time to time. Effective October 2, 2023, the Company adopted a new Compensation Recoupment Policy (the “Clawback Policy”) intended to comply with Section 10D-1 of the Exchange Act and the related Nasdaq listing standards. Under the Clawback Policy, in the event of a restatement of the Company’s financial statements due to non-compliance with financial reporting requirements under the securities laws, the Company will seek to recover from current and former executive officers of the Company any incentive-based compensation they received that would have been less had it been calculated based on the restated financial statements. In addition to the foregoing, under the Clawback Policy, the Company may also seek to recover, in the discretion of the Committee, (i) service-based equity awards and (ii) incentive-based or service-based compensation in the event that any executive officer engages in misconduct, including in connection with a financial restatement.
Certain U.S. Federal Income Tax Effects

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2025 Equity Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.
Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2025 Equity Incentive Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
SARs. A participant receiving a SAR under the 2025 Equity Incentive Plan will not recognize income, and the Company will not be allowed a tax deduction at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Restricted or Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m)
Cash-Based Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash

68    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2025 Equity Incentive Plan.
Benefits to Named Executive Officers and Others

As of March 14, 2025, no awards had been granted under the 2025 Equity Incentive Plan. Awards will be made at the discretion of the Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by the Company’s executive officers, directors and other employees pursuant to the 2025 Equity Incentive Plan in the future.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ASTEC INDUSTRIES, INC. 2025 EQUITY INCENTIVE PLAN.

69    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
STOCK OWNERSHIP OF
CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to beneficial ownership of Company’s Common Stock as of February 27, 2025, by the following individuals or groups:
●
each of our current directors, nominees for director, and Named Executive Officers individually;

●
all our directors and executive officers as a group; and

●
each person (or group of affiliated persons) known by us to own beneficially more than 5% of our outstanding Common Stock.

The percentage of beneficial ownership of Common Stock is based on 22,803,976 shares deemed outstanding as of February 27, 2025. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of the outstanding shares of our Common Stock pursuant to Section 13(d) or 13(g) of the Exchange Act, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information that we considered to be accurate and complete. We have determined beneficial ownership in accordance with the rules of the SEC. Except as otherwise indicated, we believe, based on information furnished to us, that the beneficial owners of the Common Stock listed below have sole voting power and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

Name and Address(l)	Shares Beneficially Owned(2)	Percent of Class
Directors, Nominees and Named Executive Officers:
Jaco van der Merwe	43,221(3)	*
Michael P. Norris	8,990(4)	*
Barend Snyman	3,873(5)	*
Brian Harris	757(6)	*
Terrell Gilbert	1,024(7)	*
Becky Weyenberg	45,744	*
Heinrich Jonker	1,069(8)	*
Tracey H. Cook	14,276(9)	*
William D. Gehl	36,754(9)(10)	*
Mark L. Gliebe	6,963(9)	*
Mary L. Howell	14,276(9)	*
Jeffrey T. Jackson	3,817(9)	*
Nalin Jain	6,963(9)	*
Linda I. Knoll	8,540(9)	*
Patrick S. Shannon	3,817(9)	*
James Winford	4,559(9)	*
All directors, nominees and executive officers as a group (14 persons)	157,830	0.69%
* Less than 1%
5% Shareholders
BlackRock, Inc.	3,984,291(11)	17.47%
Victory Capital Management Inc.	1,603,312(12)	7.03%
Gabelli Funds, Inc.	1,989,789(13)	8.73%

(1)
Except as otherwise noted, the address of each beneficial owner listed in the table is c/o Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421.

(2)
The amounts of the Company’s Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated. As indicated, certain of the shares included are beneficially owned by the holders by virtue of their

70    Astec Industries, Inc.    |    Notice of Annual Meeting and Proxy Statement 2025
ownership of rights to acquire such shares pursuant to deferred stock rights and restricted stock units. Unless indicated in the table, the number of shares included in the table as beneficially owned by a director, nominee or officer does not exceed one percent of the Common Stock of the Company outstanding on February 27, 2025.
(3)
Includes 16,765 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(4)
Includes 4,281 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(5)
Includes 3,723 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(6)
Includes 1,368 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(7)
Includes 1,578 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(8)
Includes 1,270 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(9)
Includes 2,976 RSUs that convert to shares of Common Stock within 60 days of February 27, 2025.

(10)
Includes 18,811 deferred stock units, each of which represent the right to receive one share of Common Stock within 30 days of termination of service as a director.

(11)
The number of shares reported and the information included in this footnote were derived from a Schedule 13G/A filed with the SEC on November 8, 2024 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. beneficially owns 3,984,291 shares, with sole dispositive power over 3,984,291 shares and sole voting power over 3,939,359 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(12)
The number of shares reported and the information included in this footnote were derived from a Schedule 13G filed with the SEC on November 6, 2024 by Victory Capital Management Inc. (“Victory”). According to the Schedule 13, Victory, a registered investment adviser, may be deemed to have beneficial ownership of 1,603,312 shares, which are held by certain investment companies, trusts and accounts for which Victory serves as investment manager, adviser or sub-adviser. Victory has sole dispositive power over 1,603,312 shares and sole voting power over 1,594,212 shares. The address for Victory is 15935 La Cantera Pkwy, San Antonio, TX 78256.

(13)
The number of shares reported and the information included in this footnote were derived from a Schedule 13D/A filed with the SEC on July 10, 2024 by Gabelli Funds LLC (“Gabelli”). According to the filing, Gabelli and certain of its affiliates beneficially own 1,989,789 shares, with sole voting and dispositive power over all such shares. The address for Gabelli and its affiliates is One Corporate Center, Rye, New York 10580.

CERTAIN MATTERS RELATING
TO PROXY MATERIALS AND
ANNUAL REPORTS
The SEC’s rules permit us to deliver a single copy of the Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2024 and proxy card with postage-paid envelope), as applicable, to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2024 and proxy card with postage-paid envelope), as applicable, to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. If printed copies of proxy materials are requested, we will still send each shareholder an individual proxy card.
If you did not receive an individual copy of the Notice, or a full set of the proxy materials (including the Proxy Statement, the Annual Report for calendar year 2024 and proxy card with postage-paid envelope), as applicable, we will send copies to you if you contact us at Corporate Secretary, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421 or via telephone to our investor relations department at (423) 553-5980. Shareholders who hold Common Stock through a broker, dealer, bank or other entity, who share an address and are receiving multiple copies of annual reports or proxy statements or notices of availability and who prefer to receive a single copy of such material, either now or in the future, can request delivery of a single copy of a proxy statement, annual report and/or notice of availability, as requested, by contacting such broker, dealer, bank or other entity.

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OTHER MATTERS
Management does not know of any other matters to be brought before the meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy appointment and this Proxy Statement properly come before the meeting, the persons appointed as proxies will vote thereon in accordance with their best judgment.

ANNUAL REPORT
The Company’s consolidated financial statements and other financial information for the year ended December 31, 2024 may be found in the Company’s Annual Report for calendar year 2024, which has been made available to all shareholders. The Annual Report for calendar year 2024 does not form any part of the material for the solicitation of proxies. Our Annual Report and Proxy Statement will also be available on the web prior to our Annual Meeting. Once posted, you will be able to access, view and download this Proxy Statement and Annual Report for calendar year 2024 on the web at http://web.viewproxy.com/astec/2025.

ANY SHAREHOLDER WHO HAS NOT RECEIVED A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, AS FILED WITH THE SEC SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE DIRECT YOUR WRITTEN REQUEST TO THE CORPORATE SECRETARY, ASTEC INDUSTRIES, INC. AT 1725 SHEPHERD ROAD, CHATTANOOGA, TENNESSEE 37421.

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ASTEC INDUSTRIES, INC.
2025 EQUITY INCENTIVE PLAN
ARTICLE 1
PURPOSE
1.1.   GENERAL. The purpose of the Astec Industries, Inc. 2025 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Astec Industries, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
2.1.   DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
(a)   ”Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
(b)   ”Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
(c)   ”Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
(d)   ”Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
(e)   ”Board” means the Board of Directors of the Company.
(f)   ”Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined in good faith by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; intentionally engaging in activity that is in conflict with or adverse to the business, reputation or other interests of the Company; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.
(g)   ”Change in Control” means and includes the occurrence of any one of the following events:
(i)   during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any

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Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or
(ii)   any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or
(iii)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or
(iv)   approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
(h)   ”Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
(i)   ”Committee” means the committee of the Board described in Article 4.
(j)   ”Company” means Astec Industries, Inc., a Tennessee corporation, or any successor corporation.
(k)   ”Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).
(l)   ”Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

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(m)   ”Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.
(n)   ”Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 11.
(o)   ”Effective Date” has the meaning assigned such term in Section 3.1.
(p)   ”Eligible Participant” means an employee (including a leased employee), officer, director or consultant of the Company or any Affiliate.
(q)   ”Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(r)   ”Fair Market Value,” on any date, means the closing sales price on the Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported. The Committee is authorized to adopt another fair market value pricing method, provided such method is stated in the Award Certificate, and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.
(s)   ”Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).
(t)   ”Good Reason” (or similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
(u)   ”Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.
(v)   ”Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
(w)   ”Independent Directors” means those members of the Board who qualify at any given time as an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and as a “non-employee” director under Rule 16b-3 of the 1934 Act.
(x)   ”Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
(y)   ”Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
(z)   ”Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(aa)   ”Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(bb)   ”Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
(cc)   ”Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

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(dd)   ”Performance Award” means an Award granted pursuant to Article 10.
(ee)   ”Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
(ff)   ”Plan” means the Astec Industries, Inc. 2025 Equity Incentive Plan, as amended from time to time.
(gg)   ”Prior Plan” means the Astec Industries, Inc. 2021 Incentive Plan, as amended from time to time.
(hh)   ”Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
(ii)   ”Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
(jj)   ”Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.
(kk)   ”Stock” means the $0.20 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.
(ll)   ”Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.
(mm)   ”Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
(nn)   ”1933 Act” means the Securities Act of 1933, as amended from time to time.
(oo)   ”1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
3.1.   EFFECTIVE DATE. The Plan was approved by the Board on April 25, 2025, and shall be effective on the date that it is approved by the shareholders of the Company (the “Effective Date”).
3.2.   TERM OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted after            , 2035.
ARTICLE 4
ADMINISTRATION
4.1.   COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the

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powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
4.2.   ACTIONS AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
4.3.   AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 and 4.4 hereof, the Committee has the exclusive power, authority and discretion to:
(a)   Grant Awards;
(b)   Designate Participants;
(c)   Determine the type or types of Awards to be granted to each Participant;
(d)   Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)   Determine the terms and conditions of any Award granted under the Plan;
(f)   Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g)   Decide all other matters that must be determined in connection with an Award;
(h)   Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)   Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(j)   Amend the Plan or any Award Certificate as provided herein; and
(k)   Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.
4.4.   DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. In addition, the Committee may, by resolution, expressly delegate to one or more of its members or to one or more officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.
4.5.   INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or

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failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 5
SHARES SUBJECT TO THE PLAN
5.1.   NUMBER OF SHARES. As of the Effective Date, subject to adjustment as provided in Section 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 1,309,500, less one (1) Share for every one (1) Share subject to an Award granted under the Prior Plan after March 1, 2025 and prior to the Effective Date, plus a number of additional Shares underlying awards outstanding as of March 1, 2025 under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason and are added to the share reserve in accordance with Section 5.2. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 1,309,500. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.
5.2.   SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with this Section 5.2.
(a)   To the extent that all or a portion of an Award (or, after March 1, 2025, an award granted under the Prior Plan) is canceled, terminates, expires, is forfeited or lapses for any reason (including by reason of failure to meet time-based and/or performance-based vesting requirements), any unissued or forfeited Shares originally subject to the Award (or, after March 1, 2025, an award granted under the Prior Plan) will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(b)   Shares subject to Awards (or, after March 1, 2025, awards granted under the Prior Plan) settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(c)   Shares withheld or repurchased from a Full-Value Award (or, after March 1, 2025, an award other than a stock option or stock appreciation right granted under the Prior Plan) or delivered by a Participant (by either actual delivery or attestation) to satisfy tax withholding requirements will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(d)   Shares withheld or repurchased from an Option or a SAR or delivered by a Participant (by either actual delivery or attestation) to satisfy tax withholding requirements will not be added back to the Plan share reserve for issuance pursuant to Awards granted under the Plan.
(e)   The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).
(f)   The full number of Shares subject to a SAR shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).
(g)   Shares repurchased on the open market with the proceeds of an Option will not be added back to the Plan share reserve for issuance pursuant to Awards granted under the Plan.
(h)   Substitute Awards granted pursuant to Section 13.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1 (and any unissued or forfeited Shares underlying a substitute Award that is canceled, terminates, expires, is forfeited or lapses for any reason shall not be added back to the Plan share reserve).
(i)   Subject to applicable Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees or directors of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1 (and will not be eligible to be added back to the Plan share reserve under Section 5.2).

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5.3.   STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4.   LIMITATION ON COMPENSATION FOR NON-EMPLOYEE DIRECTORS. With respect to any one calendar year, the aggregate compensation that may be granted or awarded to any one Non-Employee Director for service as a director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $600,000, or $750,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).
ARTICLE 6
ELIGIBILITY
6.1.   GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.
ARTICLE 7
STOCK OPTIONS
7.1.   GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)   EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.11) shall not be less than the Fair Market Value as of the Grant Date.
(b)   PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for a new Option or other Awards if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option, (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option, and (iv) the Company may not take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Exchange.
(c)   TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Sections 7.1(e) and 13.6, and may include in the Award Certificate a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(d)   PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made in, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.
(e)   EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.
(f)   NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.
(g)   NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.
7.2.   INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

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ARTICLE 8
STOCK APPRECIATION RIGHTS
8.1.   GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(a)   RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:
(1)   The Fair Market Value of one Share on the date of exercise; over
(2)   The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which (except for a SAR issued as a substitute Award pursuant to Section 13.11) shall not be less than the Fair Market Value of one Share on the Grant Date.
(b)   PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of the shareholders of the Company, (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for a new SAR other Awards if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR, (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR, and (iv) the Company may not take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Exchange.
(c)   TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Sections 8.1(d) and 13.6, and may include in the Award Certificate a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding.
(d)   EXERCISE TERM. Except for SARs granted to Participants outside the United States, no SAR granted under the Plan shall be exercisable for more than ten years from the Grant Date.
(e)   NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.
(f)   NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.
ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS
9.1.   GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.
9.2.   ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines (subject to Section 13.6) at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.
9.3.   DIVIDENDS AND DIVIDEND EQUIVALENTS. Dividends accrued on shares of Restricted Stock or Dividend Equivalents accrued with respect to Restricted Stock Units or Deferred Stock Units before the underlying Awards are vested shall, as provided in the Award Certificate, (i) be forfeited, (ii) be reinvested in the form of additional Shares (subject to Share availability under Section 5.1 hereof), which shall be subject to the same vesting provisions as provided for the host Award, or (iii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends or Dividend Equivalents accrued with respect to forfeited Restricted Stock, Restricted Stock Units or Deferred Stock Units will be reconveyed to the Company without further consideration or any act or action by the Participant. Notwithstanding anything in the Plan to the contrary, any Shares or any other

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property distributed as a dividend, Dividend Equivalent or otherwise with respect to any Restricted Stock, Restricted Stock Units or Deferred Stock Units as to which the restrictions have not yet lapsed or which is not vested shall be subject to the same restrictions, vesting and risk of forfeiture as the underlying Award and shall not be paid/settled unless and until the underlying Award vests.
9.4.   FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
9.5.   DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
ARTICLE 10
PERFORMANCE AWARDS
10.1.   GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee (subject to Section 11.1 and 13.6, as applicable). Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, and to designate the provisions of such Performance Awards as provided in Section 4.3.
10.2.   PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.
ARTICLE 11
DIVIDEND EQUIVALENTS
11.1.   GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. Notwithstanding anything to the contrary, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares (subject to Share availability under Section 5.1 hereof), which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. Notwithstanding anything in the Plan to the contrary, any Shares or any other property distributed as a Dividend Equivalent with respect to a Full-Value Award as to which the restrictions have not yet lapsed or which is not yet vested shall be subject to the same restrictions, vesting and risk of forfeiture as such Full-Value Award to which it relates and shall not be paid/settled unless and until the underlying Full-Value Award vests.
ARTICLE 12
STOCK OR OTHER STOCK-BASED AWARDS
12.1.   GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. Subject to Sections 11.1 and 13.6, the Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value or net asset value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

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ARTICLE 13
PROVISIONS APPLICABLE TO AWARDS
13.1.   AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
13.2.   FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.
13.3.   LIMITS ON TRANSFER.
(a)   Each Award and each right under any Award shall be exercisable only by the holder thereof during such holder’s lifetime, or, if permissible under applicable law, by such holder’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order (a “QDRO”) as defined in Section 414(p)(1)(B) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
(b)   No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(c)   Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Certificate, Awards (other than Incentive Stock Options and corresponding Awards), may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any grantee means any member of the Immediate Family of such grantee, any trust of which all of the primary beneficiaries are such grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such grantee or members of his or her Immediate Family; and the “Immediate Family” of a grantee means the grantee’s spouse, any person sharing the grantee’s household (other than a tenant or employee), children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such transferee in accordance with the terms of the Award Certificate.
(d)    Nothing herein shall be construed as requiring the Company or any Affiliate to honor a QDRO except to the extent required under applicable law.
13.4.   BENEFICIARIES. Notwithstanding Section 13.3, a Participant may, if permitted by the Committee and in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A Permitted Transferee, beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.
13.5.   STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
13.6.   MINIMUM VESTING REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards (or any portion thereof) granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 13.11, (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of shareholders after the immediately preceding year’s annual meeting (provided that the period between annual meetings is not less than 50 weeks), and (iii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1). For the

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avoidance of doubt, this Section 13.6 does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of termination of service of a Participant or upon a Change in Control, in the terms of the Award Certificate or otherwise.
13.7.   ACCELERATION UPON DEATH, DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:
(i)   all of that Participant’s outstanding Options and SARs shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;
(ii)   all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and
(iii)   the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:
(A)   if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and
(B)   if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and
(C)   in either such case, there shall be a prorata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.
13.8.   EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 13.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award or in the applicable transaction document.
(a)   Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 16.3(d) hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.
(b)   Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one year after the effective date of the Change in Control, a Participant’s service is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of service (unless a later date is required by Section 16.3(d) hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of service. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.

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13.9.   DISCRETION TO ACCELERATE AWARDS. The Committee may in its sole discretion determine that, upon the termination of service of a Participant, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by the Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.
13.10.   RECOUPMENT AND FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant, including the Company’s Clawback Policy adopted on April 26, 2018, as amended from time to time. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. Nothing contained herein or in any Award Certificate prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.
13.11.   SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 14
CHANGES IN CAPITAL STRUCTURE
14.1.   MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.
14.2.   DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
14.3.   GENERAL. Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

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ARTICLE 15
AMENDMENT, MODIFICATION AND TERMINATION
15.1.   AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan (other than pursuant to Article 14), (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except as otherwise provided in Article 14, without the prior approval of the shareholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR, or (iv) any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Exchange.
15.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a)   Subject to the terms of the Plan (including Article 14) and applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
(b)   Except as otherwise provided in Article 14, without the prior approval of the shareholders of the Company, (i) the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for a new Option, SAR or other Awards if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR, (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR, and (iv) the Company may not take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Exchange; and
(c)   No termination, amendment, or modification of the Plan shall adversely affect in any material respect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).
15.3.   COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

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ARTICLE 16
GENERAL PROVISIONS
16.1.   RIGHTS OF PARTICIPANTS.
(a)   No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
(b)   Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
(c)   Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.
(d)   No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
16.2.   WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
16.3.   SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
(a)   General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
(b)   Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event,” “disability” or “separation from service,” as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A conforming event.
(c)   Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Chief Financial Officer) shall determine which Awards or portions thereof will be subject to such exemptions.

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(d)   Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes), and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code:
(i)   the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and
(ii)   the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.
For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.
(e)   Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).
(f)   Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.
(g)   Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).
16.4.   UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.
16.5.   RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
16.6.   EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
16.7.   TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
16.8.   GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
16.9.   FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

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16.10.   GOVERNMENT AND OTHER REGULATIONS.
(a)   Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b)   Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.
16.11.   GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Tennessee.
16.12.   SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
16.13.   NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
The foregoing is hereby acknowledged as being the Astec Industries, Inc. 2025 Equity Incentive Plan as adopted by the Board on February 21, 2025, and approved by the shareholders on April 25, 2025.
Astec Industries, Inc.
By:

Its:

REXCON MODEL S
ASTEC
ASTEC

ASTEC

Astec is a leading manufacturer of equipment for asphalt road building, aggregate processing, concrete production and environmental recycling. Products include rock crushing and screening plants, hot mix asphalt facilities, concrete plants, milling machines, asphalt pavers, material transfer vehicles and horizontal grinding equipment.

ASTE™
NASDAQ
LISTED

ASTEC INDUSTRIES, INC.ANNUAL MEETING OF SHAREHOLDERSTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe undersigned hereby appoints Brian J. Harris and E. Terrell Gilbert, Jr. with individual power of substitution proxies to vote all shares of the common stock of Astec Industries, Inc. (the “Company”) that the undersigned may be entitled to vote at the Annual Meeting of shareholders of the Company to be held virtually at https://web.viewproxy.com/astec/2025 by internet webcast at 10:00 a.m., Eastern Time on April 25, 2025, and any adjournment or postponement thereof as listed on reverse side.For participants in the Company’s 401(k) Retirement Plan, as amended and restated (“Plan”), this card also provides voting instructions to the Trustee under the Plan for the undersigned’s allowable portion, if any, of the total number of shares of Common Stock of the Company held by such Plan as indicated on the reverse side hereof. These voting instructions are solicited and will be carried out in accordance with the applicable provisions of the Plan.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE RE-ELECTION AS DIRECTORS OF ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSAL 2 ,
3 AND 4 ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLYUSING THE ENCLOSED REPLY ENVELOPE.(Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 25, 2025.The Proxy Statement and our 2024 Annual Report to Shareholders are available at: https://web.viewproxy.com/astec/2025

Vote on Proposal 1:The Board of Directors recommends that you voteForWithholdFor AllFOR all nominees on the following proposal:AllAllExcept1. to re-elect to our Board of Directors the three director nominees named herein to serve forthree-year terms or until their successor is dulyelected and qualified (Proposal No. 1);Nominees:01.Tracey H. Cook02.Mary L. Howell03.Linda I. KnollTo withhold authority to vote for any individual nominee(s), mark “FOR All Except” and write the number(s) of the nominee(s) on the line below. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) CONTROL NUMBER Please mark your votes like this x The Board of Directors recommends that you vote “FOR” the following proposal:2.to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal No. 2); FOR AGAINST ABSTAINThe Board of Directors recommends that you vote “FOR” the following proposal:3.to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the calendar year 2025 (Proposal No. 3); FOR AGAINST ABSTAINThe Board of Directors recommends that you vote “FOR” the following proposal:4.to approve the Astec Industries, Inc. 2025 Equity Incentive
Plan (Proposal No. 4); andFOR AGAINST ABSTAINPlease indicate if you plan to attend this meeting. Yes No Date:SignatureSignature (if held jointly)Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONSPlease have your 11-digit Virtual Control Number ready when voting by Internet or telephone INTERNETVote Your Proxy on the Internet: Go to www.fcrvote.com/ASTEHave your proxy card available when you access the above -website. Follow the prompts to vote your shares.TELEPHONEVote Your Shares by Phone: Call 1 (866) 402-3905Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.